   As filed with the Securities and Exchange Commission on September 4, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

           Simon D. Collier, President & Principal Executive Officer
                              Two Portland Square
                             Portland, Maine 04101
                                 207-553-7110

                       Date of fiscal year end: June 30

            Date of reporting period: July 1, 2006 - June 30, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

                            =======================
                               AUXIER FOCUS FUND
                            =======================




                                 ANNUAL REPORT

                                 JUNE 30, 2007




                                 FUND ADVISOR:
                          Auxier Asset Management LLC
                             5000 S.W. Meadows Rd.
                                   Suite 410
                           Lake Oswego, Oregon 97035

                  Toll Free: (877) 3AUXIER or (877) 328-9437

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007
--------------------------------------------------------------------------------

FISCAL YEAR PERFORMANCE

The Auxier Focus Fund Investor Shares finished the fiscal year ended June 30, 2007 with a gain of 21.11% versus a gain of 20.59% for the S&P 500 ("S&P"), a gain of 15.39% for the Lipper Balanced Funds Index and a gain of 5.54% for the Lipper Intermediate Investment Grade Debt Funds Index. The Fund averaged a 75% exposure to stocks throughout the year. The Fund's cumulative performance since inception (July 9, 1999) through June 30, 2007 was 100.36% versus a 21.82 % return for the S&P. For a longer term perspective, the Fund's 5-year and since inception (7/9/99) average annual returns were 11.46% and 9.10% vs. 10.71% and 2.50% for the S&P, respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) IS 1.36%. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR
REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.35% WHICH CONTRACT IS IN EFFECT UNTIL OCTOBER 31, 2007. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE AT WWW.AUXIERASSET.COM. THE FUND CHARGES A 2.0% REDEMPTION FEE ON SHARES REDEEMED WITHIN SIX MONTHS OF PURCHASE.)

MARKET COMMENTARY

The global backdrop of increased merger and acquisition activity, leveraged buyouts and stock buybacks contributed to a favorable supply/demand balance for stocks in general. In the U.S., over $432 billion of stock was retired in 2006, and $118 billion was retired in the first quarter of 2007--up 18% from the prior year. This marked the sixth consecutive quarter where buybacks exceeded $100 billion. S&P cash as a percentage of debt is still running at 40%--double the average level of the 1990s according to Standard & Poor's.

The Fund benefited from a number of buyouts at premium prices, which included e Funds Corporation, HCA, Longview Fibre, Bausch & Lomb, and First Data. These returns helped to offset the generally poor performance of the bond portion of the portfolio.

According to U.S. Treasury Secretary Hank Paulson, "This is far and away the strongest global economy I've seen in my business lifetime." Such strength has led to rising interest rates in many countries outside the U.S. Infrastructure buildouts in the Middle East, China, India, and other rapidly growing emerging markets continue to contribute to price pressures for metals, oil and raw materials. The fastest food/commodity inflation in many years has caught the attention of monetary authorities worldwide as household food expenditures typically exceed energy. Over the past 18 months, demand from a growing global middle class, together with legislatively mandated biofuels, has led to a 23% rise in food prices, according to the International Monetary Fund. The chairman of Nestle SA recently commented, "We are sitting on structural changes that will affect agricultural prices for a long time to come." Food accounts for 30% of the consumer price index in China. Additionally, as food quality issues arise from imports into the U.S., added regulation should lead to further upward pressure on prices. Having lived on a farm since 1989, I have witnessed many crop cycles and see firsthand that agriculture is currently enjoying some of the best fundamentals in over 30 years.

The offset to this strong picture is the deteriorating prospects for subprime mortgages and the credit tightening that appears to be afflicting all classes of home lending. Further, the lack of discipline in subprime mortgages can be seen in the low-quality corporate bond market. In June, the spreads between high-quality and low-quality corporate bonds narrowed to 2.63 percentage points (Thomson Financial). This is one of the narrowest risk premiums in history and could mark the pinnacle in the easy money mania. Spreads recently have started to widen and the market for junk bonds has been hit with large supply from private equity deals exceeding $200 billion on the forward calendar. Whereas the supply/demand for stocks has been favorable, the huge supply of bonds being issued, combined with a reappraisal in risk, has hurt many corporate bond investors.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007
--------------------------------------------------------------------------------

OPPORTUNITIES WHEN CREDIT TIGHTENS

It appears we are at an inflection point with regard to the extreme easy money conditions in the capital markets. Over 30 private equity buy-outs recently have struggled with financing. We have seen this picture before with a junk bond boom of the late 1980s. Back then, lax lending standards were characterized by the leveraged buyout (LBO) of RJR Nabisco. Payment-In-Kind ('PIK') bonds allowed the borrowing corporation to add to the principal balance if they failed to make the interest payment (similar to so-called negative amortization loans recently hot in the mortgage market). The turning point in the 1980s was United Airlines failure to secure funding for their massive LBO, sending the entire high-yield bond market into a tailspin. This ultimately contributed to the savings & loan crisis and tremendous buys in small banks that could be acquired for less than 50% of book value. Debt liquidations can lead to fire-sale prices and mouthwatering investment opportunities for the well informed and prepared. There is potential for fortunes to be made coming out of these periods of financial distress.

As credit standards tighten and accumulated debt unwinds, attention should refocus on companies that are self-funding. Enduring companies with strong balance sheets have been underappreciated and should gain favor as greed is replaced with fear and despair. Speculative activity tends to give way to more sober fundamental analysis and a refocus on cash flow, not asset appreciation. Just as easy money favors the more aggressive smaller companies in the market, tighter money can benefit attractively priced blue chip stocks as survival attributes become more important. We are currently finding value in the largest 100 companies both in the U.S. and Europe. Price/earnings ratios are, in many cases, 30% to 40% cheaper compared to smaller companies. These quality blue chip stocks typically sell for 13 times earnings, which equates to an 8% earnings yield.* This compares favorably to the current 5% yield on a 10-year US Treasury Bond. Yet they may have high returns on invested capital, high free-cash flow yields and leverage into fast growing emerging markets. We feel companies with nominal mandatory capital spending requirements are ideal as they have greater flexibility when credit tightens and inflation pushes higher.

We have also found attractive opportunities in foreign telecom issues that often enjoy relatively stable cash flows and dominant market positions. More than 42 countries have only one such carrier.

As long-term investors seeking great buys, we welcome a tighter credit environment to allocate capital. It provides a better backdrop to find bargains as volatility tends to increase, as do the chances for fear and panic, leading to material misappraisals. Far too much money has been allocated to housing, where inventories currently sit at 15-year highs. (Note that from 1890 to1990 the average annual return on housing, adjusted for inflation, was a big fat zero) (Case-Shiller Index). Another concern is financial engineering utilizing creative ways to apply and hide leverage in order to enhance returns. Market drops of 10% (every year) to 20% (every four years) are a normal and healthy occurrence. Free markets tend to be relatively virtuous. Over time they purge greed, arrogance and self-indulgence, rewarding the humility and rational approach we steadfastly strive to maintain.

Your trust and support is appreciated.

Jeff Auxier

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007
--------------------------------------------------------------------------------

* EARNINGS YIELD IS THE INVERSE OF THE P/E OF 13. THE YIELDS ARE NOT A REFLECTION OF FUND PERFORMANCE. PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS. Price/earnings ratio is the value of a company's stock price relative to company earnings.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF JUNE 30, 2007 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

The Lipper Balanced Fund Index tracks funds whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Lipper Intermediate Investment Grade Debt Funds Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds category. Lipper is an independent mutual fund research and ranking service. One cannot invest directly in an index.

AS A NON-DIVERSIFIED FUND, THE FUND WILL BE SUBJECT TO SUBSTANTIALLY MORE INVESTMENT RISK AND POTENTIAL FOR VOLATILITY THAN A DIVERSIFIED FUND BECAUSE ITS PORTFOLIO MAY AT TIMES FOCUS ON A LIMITED NUMBER OF COMPANIES. MOREOVER, IF THE FUND'S PORTFOLIO IS OVERWEIGHTED IN A SECTOR, ANY NEGATIVE DEVELOPMENT AFFECTING THAT SECTOR WILL HAVE A GREATER IMPACT ON THE FUND THAN A FUND THAT IS NOT OVERWEIGHTED IN THAT SECTOR. PERFORMANCE SHOWN IS FOR THE FUND'S INVESTOR SHARES; RETURNS FOR OTHER SHARE CLASSES WILL VARY.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2007
--------------------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

THE FOLLOWING CHART REFLECTS THE CHANGE IN VALUE, SINCE AUXIER FOCUS FUND'S (THE "FUND") INCEPTION, OF A HYPOTHETICAL $10,000 INVESTMENT, INCLUDING REINVESTED DIVIDENDS AND DISTRIBUTIONS COMPARED WITH A BROAD-BASED SECURITIES MARKET INDEX. THE S&P 500 /(R) /INDEX ("S&P") IS A MARKET WEIGHTED INDEX COMPOSED OF 500 LARGE CAPITALIZATION COMPANIES AND REFLECTS THE REINVESTMENT OF DIVIDENDS. THE FUND IS PROFESSIONALLY MANAGED WHILE THE S&P IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT. THE TOTAL RETURN OF THE FUND'S CLASSES INCLUDES THE MAXIMUM SALES CHARGE OF 5.75% (A SHARES ONLY), THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF 1.00% (C SHARES ONLY) AND OPERATING EXPENSES THAT REDUCE RETURNS WHILE THE TOTAL RETURN OF THE S&P DOES NOT INCLUDE THE EFFECT OF SALES CHARGES AND EXPENSES. A SHARES ARE SUBJECT TO A 1.00% CDSC ON SHARES PURCHASED WITHOUT AN INITIAL SALES CHARGE AND REDEEMED LESS THAN ONE YEAR AFTER PURCHASE. THE PERFORMANCE OF EACH CLASS WILL DIFFER DUE TO DIFFERENT SALES CHARGES AND EXPENSE STRUCTURES. DURING THE PREFORMANCE PERIOD SHOWN, CERTAIN FUND FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, TOTAL RETURN WOULD HAVE BEEN LOWER, FOR ALL SHARE CLASSES.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT THE WEBSITE OF THE FUND'S INVESTMENT ADVISER AT WWW.AUXIERASSET.COM. RETURNS GREATER THAN ONE YEAR ARE ANNUALIZED. ALL FUND SHARE CLASSES CHARGE A 2.0% REDEMPTION FEE ON SHARES REDEEMED WITHIN SIX MONTHS OF PURCHASE. AS STATED IN THE FUND'S PROSPECTUS, THE ANNUAL OPERATING EXPENSE RATIO (GROSS) FOR THE PREVIOUS FISCAL YEAR FOR INVESTOR SHARES, A SHARES , AND C SHARES WERE 1.36%, 1.61% AND 2.36%, RESPECTIVELY . HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND TO REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.35%, 1.35%, AND 2.10% FOR INVESTOR SHARES, A SHARES, AND C SHARES WHICH IS IN EFFECT UNTIL OCTOBER 31, 2007. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONSOR THE REDEMPTION OF FUND SHARES.

Performance for Investor shares for periods prior to December 10, 2004 reflects performance of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund"). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The performance of Investor shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

AVERAGE ANNUAL TOTAL RETURN AS OF
06/30/2007                                 1 YEAR 5 YEARS SINCE INCEPTION /(1)/
---------------------------------          ------ ------- --------------------
Investor Shares                            21.11%  11.46%         9.10%
A Shares (with sales charge) /(2)/         14.13%    N/A          8.16%
C Shares (with sales charge)               19.18%    N/A         11.90%

  7/9/1999                             10,000     10,000     10,000     10,000
 7/31/1999                             10,020     10,020      9,473      9,473
 8/31/1999                             10,040     10,040      9,426      9,426
 9/30/1999                             10,070     10,070      9,167      9,167
10/31/1999                             10,450     10,450      9,748      9,748
11/30/1999                             10,260     10,260      9,946      9,946
12/31/1999                             10,294     10,294     10,531     10,531
 1/31/2000                             10,414     10,414     10,002     10,002
 2/29/2000                             10,133     10,133      9,813      9,813
 3/31/2000                             10,575     10,575     10,773     10,773
 4/30/2000                             10,234     10,234     10,449     10,449
 5/31/2000                             10,013     10,013     10,234     10,234
 6/30/2000                             10,043     10,043     10,487     10,487
 7/31/2000                              9,913      9,913     10,323     10,323
 8/31/2000                             10,374     10,374     10,964     10,964
 9/30/2000                             10,464     10,464     10,385     10,385
10/31/2000                             10,394     10,394     10,341     10,341
11/30/2000                             10,173     10,173      9,526      9,526
12/31/2000                             10,711     10,711      9,573      9,573
 1/31/2001                             10,976     10,976      9,912      9,912
 2/28/2001                             10,905     10,905      9,008      9,008
 3/31/2001                             10,782     10,782      8,438      8,438
 4/30/2001                             11,108     11,108      9,093      9,093
 5/31/2001                             11,556     11,556      9,154      9,154
 6/30/2001                             11,638     11,638      8,932      8,932
 7/31/2001                             11,811     11,811      8,844      8,844
 8/31/2001                             11,790     11,790      8,290      8,290
 9/30/2001                             11,139     11,139      7,621      7,621
10/31/2001                             11,179     11,179      7,768      7,768
11/30/2001                             11,862     11,862      8,362      8,362
12/31/2001                             12,068     12,068      8,435      8,435
 1/31/2002                             11,944     11,944      8,312      8,312
 2/28/2002                             12,006     12,006      8,153      8,153
 3/31/2002                             12,376     12,376      8,461      8,461
 4/30/2002                             12,325     12,325      7,945      7,945
 5/31/2002                             12,407     12,407      7,887      7,887
 6/30/2002                             11,646     11,646      7,325      7,325
 7/31/2002                             11,112     11,112      6,754      6,754
 8/31/2002                             11,215     11,215      6,798      6,798
 9/30/2002                             10,680     10,680      6,059      6,059
10/31/2002                             10,886     10,886      6,593      6,593
11/30/2002                             11,451     11,451      6,981      6,981
12/31/2002                             11,248     11,248      6,571      6,571
 1/31/2003                             11,037     11,037      6,399      6,399
 2/28/2003                             10,763     10,763      6,303      6,303
 3/31/2003                             10,647     10,647      6,364      6,364
 4/30/2003                             11,332     11,332      6,888      6,888
 5/31/2003                             12,049     12,049      7,255      7,255
 6/30/2003                             12,312     12,312      7,344      7,344
 7/31/2003                             12,428     12,428      7,473      7,473
 8/31/2003                             12,776     12,776      7,625      7,625
 9/30/2003                             12,766     12,766      7,538      7,538
10/31/2003                             13,451     13,451      7,966      7,966
11/30/2003                             13,704     13,704      8,041      8,041
12/31/2003                             14,256     14,256      8,454      8,454
 1/31/2004                             14,651     14,651      8,615      8,615
 2/29/2004                             14,705     14,705      8,733      8,733
 3/31/2004                             14,619     14,619      8,596      8,596
 4/30/2004                             14,502     14,502      8,464      8,464
 5/31/2004                             14,352     14,352      8,588      8,588
 6/30/2004                             14,673     14,673      8,747      8,747
 7/31/2004                             14,320     14,320      8,457      8,457
 8/31/2004                             14,374     14,374      8,491      8,491
 9/30/2004                             14,459     14,459      8,583      8,583
10/31/2004                             14,523     14,523      8,714      8,714
11/30/2004                             15,196     15,196      9,067      9,067
12/31/2004                             15,787     15,787      9,376      9,376
 1/31/2005                             15,590     15,590      9,147      9,147
 2/28/2005                             15,863     15,863      9,340      9,340
 3/31/2005                             15,634     15,634      9,174      9,174
 4/30/2005                             15,437     15,437      9,000      9,000
 5/31/2005                             15,754     15,754      9,287      9,287
 6/30/2005                             15,994     15,994      9,300      9,300
 7/31/2005                             16,344     16,344      9,646      9,646
 8/31/2005                             16,180     16,180      9,558      9,558
 9/30/2005                             16,125     16,125      9,635      9,635
10/31/2005                             15,896     15,896      9,474      9,474
11/30/2005                             16,420     16,420      9,833      9,833
12/31/2005                             16,510     16,510      9,836      9,836
 1/31/2006                             16,701     16,701     10,097     10,097
 2/28/2006                             16,757     16,757     10,124     10,124
 3/31/2006                             16,880     16,880     10,250     10,250
 4/30/2006                             17,003     17,003     10,388     10,388
 5/31/2006                             16,701     16,701     10,089     10,089
 6/30/2006                             16,544     16,544     10,102     10,102
 7/31/2006                             16,544     16,544     10,165     10,165
 8/31/2006                             16,846     16,846     10,406     10,406
 9/30/2006                             17,138     17,138     10,675     10,675
10/31/2006                             17,631     17,631     11,022     11,022
11/30/2006                             18,057     18,057     11,232     11,232
12/31/2006                             18,451     18,451     11,390     11,390
 1/31/2007                             18,639     18,639     11,562     11,562
 2/28/2007                             18,416     18,416     11,336     11,336
 3/31/2007                             18,780     18,780     11,463     11,463
 4/30/2007                             19,473     19,473     11,970     11,970
 5/31/2007                             20,165     20,165     12,388     12,388
 6/30/2007                             20,036     20,036     12,182     12,182

         Auxier Focus Fund, Investor Shares as of 06/30/2007 = $20,036
                   S&P 500 Index as of 06/30/2007 = $12,182

(1) INVESTOR, A AND C SHARES COMMENCED OPERATIONS ON JULY 9, 1999, JULY 8, 2005, AND AUGUST 26, 2005, RESPECTIVELY.

(2) DUE TO SHAREHOLDER REDEMPTIONS ON AUGUST 21, 2005 NET ASSETS OF THE CLASS WERE ZERO FROM THE CLOSE OF BUSINESS ON THAT DATE UNTIL SEPTEMBER 22, 2005. FINANCIAL INFORMATION PRESENTED FOR THE PERIOD AUGUST 21, 2005 TO
    SEPTEMBER 22, 2005 REFLECTS PERFOMANCE OF INVESTOR SHARES OF THE FUND. INVESTOR SHARES HAS THE SAME NET EXPENSE RATIO AS THE A SHARES.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

SHARES  SECURITY DESCRIPTION                                           VALUE
------  --------------------                                        -----------
COMMON STOCKS 84.0%
CONSUMER DISCRETIONARY 7.6%
  4,000 Costco Wholesale Corp.                                      $   234,080
 36,500 CVS Caremark Corp.                                            1,330,425
 18,700 D.R. Horton, Inc.                                               372,691
 25,100 Family Dollar Stores, Inc.                                      861,432
 18,250 Home Depot, Inc.                                                718,138
 28,000 Lowe's Cos., Inc.                                               859,320
  5,000 McDonald's Corp.                                                253,800
 23,100 Nike, Inc., Class B                                           1,346,499
  1,500 Office Depot, Inc. (a)                                           45,450
 15,250 Sally Beauty Holdings, Inc. (a)                                 137,250
  7,400 Signet Group, plc, ADR                                          156,732
 49,250 Wal-Mart Stores, Inc.                                         2,369,417
  8,600 Yum! Brands, Inc.                                               281,392
                                                                    -----------
                                                                      8,966,626
                                                                    -----------
CONSUMER STAPLES 33.1%
  9,250 Alberto-Culver Co.                                              219,410
317,000 Alliance One International, Inc. (a)                          3,185,850
 28,350 Altria Group, Inc.                                            1,988,469
  8,750 Amgen, Inc. (a)                                                 483,788
 22,850 Anheuser-Busch Cos., Inc.                                     1,191,856
 28,304 Apollo Group, Inc. (a)                                        1,653,803
 14,500 Avon Products, Inc.                                             532,875
 15,150 Bausch & Lomb, Inc.                                           1,052,016
137,313 BioScrip, Inc. (a)                                              659,102
  9,871 Boston Scientific Corp. (a)                                     151,421
 14,950 Career Education Corp. (a)                                      504,862
 60,050 Coca-Cola Co.                                                 3,141,215
 10,349 Coventry Health Care, Inc. (a)                                  596,620
 16,800 Diageo, PLC, ADR                                              1,399,608
 15,810 Express Scripts, Inc. (a)                                       790,658
  8,000 FirstService Corp. (a)                                          288,160
 12,850 GlaxoSmithKline, plc ADR                                        672,954
 47,500 H&R Block, Inc.                                               1,110,075
111,400 Health Management Associates, Inc.                            1,265,504
  7,600 Helen of Troy, Ltd. (a)                                         205,200
 10,600 ITT Educational Services, Inc. (a)                            1,244,228
 12,150 Johnson & Johnson                                               748,683

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

SHARES SECURITY DESCRIPTION                                           VALUE
------ --------------------                                       -------------
30,618 Kraft Foods, Inc.                                          $   1,079,284
17,070 LifePoint Hospitals, Inc. (a)                                    660,268
74,781 Lincoln Educational Services Corp. (a)                         1,111,246
28,150 MAXIMUS, Inc.                                                  1,221,147
11,850 Merck & Co., Inc.                                                590,130
 8,760 National Beverage Corp.                                          100,828
 2,000 Nestle SA ADR                                                    190,111
43,000 Pfizer, Inc.                                                   1,099,510
29,100 Quest Diagnostics, Inc.                                        1,503,015
11,450 Safeway, Inc.                                                    389,644
 9,000 Unilever NV ADR                                                  279,180
25,900 UnitedHealth Group, Inc.                                       1,324,526
16,000 Universal Technical Institute, Inc. (a)                          406,240
13,100 UST, Inc.                                                        703,601
 5,000 WD-40 Co.                                                        164,350
 3,450 Weight Watchers International, Inc.                              175,398
16,000 WellPoint, Inc. (a)                                            1,277,280
93,270 Western Union Co.                                              1,942,814
13,650 Wyeth                                                            782,691
 8,450 Zimmer Holdings, Inc. (a)                                        717,320
                                                                  -------------
                                                                     38,804,940
                                                                  -------------
ENERGY 2.3%
16,750 Chevron Corp.                                                  1,411,020
 5,000 ConocoPhillips                                                   392,500
 7,613 El Paso Corp.                                                    131,172
 1,200 Gazpromneft, ADR                                                  24,300
   800 LUKOIL, ADR                                                       61,360
   500 PetroChina Co., Ltd., ADR                                         74,340
 1,950 Petroleo Brasileiro SA, ADR                                      236,476
 3,475 Spectra Energy Corp.                                              90,211
   550 Surgutneftegaz, ADR                                               30,113
 8,800 Willbros Group, Inc. (a)                                         261,184
                                                                  -------------
                                                                      2,712,676
                                                                  -------------
FINANCIALS 19.3%
 3,200 American Express Co.                                             195,776
28,550 American International Group, Inc.                             1,999,356
 1,280 Ameriprise Financial, Inc.                                        81,370
11,050 AON Corp.                                                        470,840
 9,950 Assurant, Inc.                                                   586,254
34,583 Bank of America Corp.                                          1,690,763

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

SHARES SECURITY DESCRIPTION                                           VALUE
------ --------------------                                       -------------
   502 Berkshire Hathaway, Inc., Class B (a)                      $   1,809,710
 3,125 Cascade Financial Corp.                                           49,469
47,393 Citigroup, Inc.                                                2,430,787
 5,450 Federal Home Loan Mortgage Corp.                                 330,815
 5,544 JPMorgan Chase & Co.                                             268,607
95,900 Marsh & McLennan Cos., Inc.                                    2,961,392
 5,000 Morgan Stanley                                                   419,400
12,500 Old Republic International Corp.                                 265,750
12,000 Plum Creek Timber Co., Inc. REIT                                 499,920
 6,850 Progressive Corp.                                                163,921
 2,600 Student Loan Corp.                                               530,140
65,668 Travelers Cos., Inc.                                           3,513,238
83,766 Unum Group                                                     2,187,130
51,850 Waddell & Reed Financial, Inc.                                 1,348,618
11,846 Washington Federal, Inc.                                         287,976
12,750 Washington Mutual, Inc.                                          543,660
                                                                  -------------
                                                                     22,634,892
                                                                  -------------
INDUSTRIALS 4.8%
44,450 AGCO Corp. (a)                                                 1,929,574
44,500 Blount International, Inc. (a)                                   582,060
 3,000 Boeing Co.                                                       288,480
28,000 General Electric Co.                                           1,071,840
   900 Simpson Manufacturing Co., Inc.                                   30,366
18,650 Tyco International, Ltd.                                         630,184
14,450 United Parcel Service, Inc., Class B                           1,054,850
                                                                  -------------
                                                                      5,587,354
                                                                  -------------
MATERIALS 3.8%
21,200 Alcoa, Inc.                                                      859,236
 7,000 Cia Vale do Rio Doce ADR                                         311,850
47,350 Dow Chemical Co.                                               2,093,817
23,950 E.I. Du Pont de Nemours & Co.                                  1,217,618
                                                                  -------------
                                                                      4,482,521
                                                                  -------------
TECHNOLOGY 3.2%
37,350 Dell, Inc. (a)                                                 1,066,342
23,550 eFunds Corp. (a)                                                 831,080
38,520 First Data Corp.                                               1,258,448
18,400 Microsoft Corp.                                                  542,248
                                                                  -------------
                                                                      3,698,118
                                                                  -------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

SHARES SECURITY DESCRIPTION                                           VALUE
------ --------------------                                       -------------
TELECOMMUNICATIONS 9.9%
35,750 AT&T, Inc.                                                 $   1,483,625
53,100 Comcast Corp. (a)                                              1,493,172
 4,594 Discovery Holding Co. (a)                                        105,616
78,870 Interpublic Group of Cos., Inc. (a)                              899,118
15,000 Journal Register Co.                                              67,200
32,725 Motorola, Inc.                                                   579,233
49,150 SK Telecom Co., Ltd., ADR                                      1,344,252
53,750 Tele Norte Leste Participacoes SA, ADR                         1,019,638
15,300 Telecom Corp. of New Zealand, Ltd., ADR                          427,176
59,000 Telefonos de Mexico SAB de CV, ADR                             2,235,510
46,500 Time Warner, Inc.                                                978,360
14,990 Value Line, Inc.                                                 658,061
 8,000 Viacom, Inc. (a)                                                 333,040
                                                                  -------------
                                                                     11,624,001
                                                                  -------------
TOTAL COMMON STOCKS (COST $74,529,010)                               98,511,128
                                                                  -------------
NON-CONVERTIBLE PREFERRED STOCK 0.5%
UTILITIES 0.5%
   305 AEP Texas Central Co.                                             20,378
 1,500 Connecticut Light & Power                                         51,281
 1,000 Connecticut Light & Power                                         36,000
 1,500 Connecticut Light & Power                                         51,047
 1,300 Great Plains Energy, Inc.                                        111,475
 4,000 Hawaiian Electric Co.                                             58,375
   300 Indianapolis Power & Light Co.                                    19,669
    78 MidAmerican Energy Co.                                             5,270
    80 MidAmerican Energy Co.                                             6,385
   100 Monongahela Power Co.                                              9,000
   200 NSTAR Electric Co.                                                15,281
 1,000 Pacific Enterprises                                               82,250
   400 Peco Energy Co.                                                   29,530
   945 Public Service Electric & Gas Co.                                 76,781
   300 Westar Energy, Inc.                                               23,597
                                                                  -------------
Total Non-Convertible Preferred Stock                                   596,319
                                                                  -------------
TOTAL PERFERRED STOCK (COST $494,214)                                   596,319
                                                                  -------------
EXCHANGE TRADED FUNDS 0.3%
MUTUAL FUNDS 0.3%
10,000 iShares MSCI Germany Index Fund (Cost $94,200)                   331,000
                                                                  -------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

                                                                   MATURITY
PRINCIPAL SECURITY DESCRIPTION                        RATE           DATE      VALUE
--------- --------------------                       -----        ---------- ----------
CONVERTIBLE BONDS 2.2%
CONSUMER STAPLES 0.8%
  300,000 Alliance One International, Inc.           11.00%        5/15/2012 $  330,750
  700,000 Tenet Healthcare Corp.                      6.40%        12/1/2011    643,125
                                                                             ----------
                                                                                973,875
                                                                             ----------
ENERGY 0.3%
  115,000 El Paso Corp.                               6.50%         6/1/2008    116,090
  190,000 El Paso Corp.                               6.70%        2/15/2027    177,594
                                                                             ----------
                                                                                293,684
                                                                             ----------
FINANCIALS 0.6%
  173,278 FINOVA Group, Inc. (b)                      7.50%       11/15/2009     38,554
  670,000 GMAC, LLC                                   4.40%       12/10/2007    665,239
    6,127 Scotia Pacific Co., LLC (b)                 6.60%        7/20/2028      5,642
                                                                             ----------
                                                                                709,435
                                                                             ----------
INDUSTRIALS 0.1%
   94,000 Waste Management, Inc.                      7.40%         8/1/2010     98,552
   71,000 Waste Management, Inc.                      7.70%        3/15/2011     75,468
                                                                             ----------
                                                                                174,020
                                                                             ----------
TECHNOLOGY 0.1%
  100,000 Danka Business Systems, plc (c)            10.00%         4/1/2008    100,000
                                                                             ----------
UTILITIES 0.3%
   65,000 Indianapolis Power & Light Co.              7.40%         8/1/2007     65,073
  275,000 Sierra Pacific Power Co.                    8.00%         6/1/2008    281,308
                                                                             ----------
                                                                                346,381
                                                                             ----------
CONVERTIBLE BONDS (COST $2,645,525)                                           2,597,395
                                                                             ----------

SHARES    SECURITY DESCRIPTION                                                 VALUE
------    --------------------                                               ----------
FOREIGN MUNICIPAL BONDS 1.1%
UTILITIES 1.1%
1,500,000 Ontario Hydro Residual Strip (Canada) (d)   5.51%        10/1/2020    723,808
  356,000 Ontario Hydro Residual Strip (Canada) (d)  5.47%-5.65%  11/27/2020    170,447
  605,000 Ontario Hydro Residual Strip (Canada) (d)   5.61%       10/15/2021    276,600
  235,000 Ontario Hydro Residual Strip (Canada) (d)   5.75%        8/18/2022    102,807
                                                                             ----------
TOTAL FOREIGN MUNICIPAL BONDS (COST $879,233)                                 1,273,662
                                                                             ----------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

                                                            MATURITY
PRINCIPAL SECURITY DESCRIPTION                       RATE     DATE       VALUE
--------- --------------------                       ----  ---------- ------------
US TREASURY SECURITIES 4.0%
   65,000 United States Treasury Note                3.80%  5/15/2008 $     64,309
  935,000 United States Treasury Note                3.90%  7/31/2007      934,635
  460,000 United States Treasury Note                3.90%  7/15/2010      447,314
  800,000 United States Treasury Note                4.00%  9/30/2007      798,501
  260,000 United States Treasury Note                4.30% 10/31/2007      259,533
  500,000 United States Treasury Note                4.30% 11/30/2007      498,829
  685,000 United States Treasury Note                4.40%  1/31/2008      682,967
1,000,000 United States Treasury Note                4.60%  2/29/2008      997,579
                                                                      ------------
TOTAL US TREASURY SECURITIES (COST $4,700,553)                           4,683,667
                                                                      ------------

                                                            MATURITY
SHARES    SECURITY DESCRIPTION                       RATE     DATE       VALUE
------    --------------------                       ----  ---------- ------------
SHORT TERM INVESTMENTS 7.6%
CORPORATE BONDS 0.6%
FINANCIALS 0.6%
   80,000 Countrywide Home Loans, Inc.               4.30% 12/19/2007       79,536
  645,000 Countrywide Home Loans, Inc.               6.90%  7/16/2007      645,275
                                                                      ------------
TOTAL CORPORATE BONDS (COST $724,948)                                      724,811
                                                                      ------------

SHARES
------
MONEY MARKET FUNDS 6.3%
7,321,249 Citi Institutional Cash Reserves, Class O
          (Cost $7,321,249)                                              7,321,249
                                                                      ------------

PRINCIPAL
---------
MONEY MARKET DEPOSIT ACCOUNT 0.7%
  868,552 Citibank Money Market Deposit Account
          (Cost $868,552)                                                  868,552
                                                                      ------------
TOTAL SHORT TERM INVESTMENTS (COST $8,914,749)*                          8,914,612
                                                                      ------------
TOTAL INVESTMENTS -- 99.7% (COST $92,257,484)                         $116,907,783
OTHER ASSETS & LIABILITIES, NET -- 0.3%                                    315,607
                                                                      ------------
NET ASSETS -- 100.0%                                                  $117,223,390
                                                                      ------------

--------
ADR   American Depositary Receipt
plc   Public Limited Company
REIT  Real Estate Investment Trust
(a)   Non-income producing security.
(b) Securities are currently on default and are on scheduled interest or principal payment.
(c)   Original issue discount.
(d)   Zero coupon bond. Interest rate presented is yield to maturity.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------
--------
* Cost for Federal income tax purposes is $92,291,426 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation                                     $ 26,811,392
Gross Unrealized Depreciation                                       (2,195,036)
                                                                  ------------
Net Unrealized Appreciation (Depreciation)                        $ 24,616,356
                                                                  ============

PORTFOLIO HOLDINGS
% OF NET ASSETS
Consumer Discretionary                                                     7.6%
Consumer Staples                                                          33.1%
Energy                                                                     2.3%
Financials                                                                19.3%
Industrials                                                                4.8%
Materials                                                                  3.8%
Technology                                                                 3.2%
Telecommunications                                                         9.9%
Utilities                                                                  0.5%
Exchange Traded Funds                                                      0.3%
US Treasury Securities                                                     4.0%
Convertible Bonds                                                          2.2%
Foreign Municipal Bonds                                                    1.1%
Short-Term Investments and Other Net Assets                                7.9%
                                                                  ------------
                                                                        100.00%
                                                                  ============

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $92,257,484)                  $116,907,783
   Receivables:
       Fund shares sold                                                  78,523
       Investment securities sold                                       154,018
       Dividends and interest                                           297,071
                                                                   ------------
Total Assets                                                        117,437,395
                                                                   ------------
LIABILITIES
   Payables:
       Fund shares redeemed                                              34,702
       Investment securities purchased                                   53,308
   Accrued Liabilities:
       Investment adviser fees                                          125,649
       Trustees' fees and expenses                                          209
       Distribution fees                                                    137
                                                                   ------------
Total Liabilities                                                       214,005
                                                                   ------------
NET ASSETS                                                         $117,223,390
                                                                   ============
COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $ 89,009,718
   Accumulated undistributed (distributions in excess of) net
     investment income                                                1,579,697
   Accumulated net realized gain (loss) on investments and
     foreign currency transactions                                    1,983,676
   Net unrealized appreciation (depreciation) on investments
     and foreign currency translations                               24,650,299
                                                                   ------------
NET ASSETS                                                         $117,223,390
                                                                   ============
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
   Investor Shares                                                    6,844,382
   A Shares                                                              23,350
   C Shares                                                               2,966

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Investor Shares (based on net assets of $116,774,074)           $      17.06
                                                                   ------------
   A Shares (based on net assets of $398,660)                      $      17.07
                                                                   ------------
   A Shares Maximum Public Offering Price Per Share (net
     asset value per share/94.25%)                                 $      18.11
                                                                   ------------
   C Shares (based on net assets of $50,656)                       $      17.08
                                                                   ------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2007
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income (net of foreign taxes withheld of $20,916)      $ 3,424,568
   Interest income                                                     690,517
                                                                   -----------
Total Investment Income                                              4,115,085
                                                                   -----------
EXPENSES
   Investment advisor fees                                           1,482,544
   Distribution fees:
       A Shares                                                          1,298
       C Shares                                                            472
   Trustees' fees and expenses                                           5,542
                                                                   -----------
Total Expenses                                                       1,489,856
   Expenses reimbursed                                                  (6,958)
                                                                   -----------
Net Expenses                                                         1,482,898
                                                                   -----------
NET INVESTMENT INCOME (LOSS)                                         2,632,187
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments and foreign
     currency transactions                                           1,980,859
   Net change in unrealized appreciation (depreciation) on
     investments and foreign currency translations                  16,389,967
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS                                 18,370,826
                                                                   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                  $21,003,013
                                                                   ===========

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                   For the Years Ended June 30,
                                                   ----------------------------
                                                       2007           2006
                                                   ------------   ------------
OPERATIONS
   Net investment income (loss)                    $  2,632,187   $  1,486,089
   Net realized gain (loss) on investments
     and foreign currency transactions                1,980,859      4,247,417
   Net change in unrealized appreciation
     (depreciation) on investments                   16,389,967     (2,360,265)
                                                   ------------   ------------
Increase (Decrease) in Net Assets from
  Operations                                         21,003,013      3,373,241
                                                   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income:
       Investor Shares                               (1,911,461)    (1,212,706)
       A Shares                                         (10,239)        (2,302)
       C Shares                                            (413)           (88)
   Net realized gains:
       Investor Shares                               (3,211,699)    (1,415,961)
       A Shares                                         (15,576)        (1,475)
       C Shares                                          (1,231)          (283)
                                                   ------------   ------------
Total Distributions To Shareholders                  (5,150,619)    (2,632,815)
                                                   ------------   ------------
CAPITAL SHARE TRANSACTIONS
   Sale of Shares
       Investor Shares                               10,449,713     25,928,618
       A Shares                                         191,821        395,537
       C Shares                                           5,864         47,003
   Reinvestment of distributions:
       Investor Shares                                5,024,561      2,556,577
       A Shares                                          25,815          3,776
       C Shares                                           1,644            370
   Redemption of shares:
       Investor Shares                              (18,129,894)   (22,010,024)
       A Shares                                        (283,189)        (2,244)
       C Shares                                         (10,936)            --
   Redemption fees                                       14,574         26,079
                                                   ------------   ------------
Increase (Decrease) From Capital Transactions        (2,710,027)     6,945,692
                                                   ------------   ------------
Increase (Decrease) in Net Assets                    13,142,367      7,686,118

NET ASSETS
   Beginning of Period                              104,081,023     96,394,905
                                                   ------------   ------------
   End of Period (a)                               $117,223,390   $104,081,023
                                                   ============   ============
   (a) Accumulated undistributed
       (distributions in excess of)
       net investment income                       $  1,579,697   $    909,649
                                                   ------------   ------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                              DISTRIBUTIONS
                     BEGINNING    NET      NET REALIZED    TOTAL   ----------------------------------              ENDING
                     NET ASSET INVESTMENT      AND         FROM     FROM NET  FROM NET      TOTAL                 NET ASSET
                     VALUE PER   INCOME     UNREALIZED  INVESTMENT INVESTMENT REALIZED  DISTRIBUTIONS  REDEMPTION VALUE PER
                       SHARE     (LOSS)    GAIN (LOSS)  OPERATIONS   INCOME    GAINS   TO SHAREHOLDERS  FEES (b)    SHARE
                     --------- ----------  ------------ ---------- ---------- -------- --------------- ---------- ---------
INVESTOR SHARES

Year Ended June 30,
  2007                $ 14.76   $ 0.38 (b)    $ 2.66      $ 3.04     $(0.27)   $(0.47)     $(0.74)         --(g)   $17.06
Year Ended June 30,
  2006                  14.64     0.21 (b)      0.30        0.51      (0.18)    (0.21)      (0.39)         --(g)    14.76
Year Ended June 30,
  2005                  13.74     0.15 (b)      1.08        1.23      (0.08)    (0.25)      (0.33)         --(g)    14.64
Year Ended June 30,
  2004 (c)              11.68     0.13 (b)      2.10        2.23      (0.17)       --       (0.17)         --       13.74
Year Ended June 30,
  2003 (c)              11.33      0.20         0.42        0.62      (0.10)    (0.17)      (0.27)         --       11.68

A SHARES (h)

Year Ended June 30,
  2007                  14.77     0.41 (b)      2.63        3.04      (0.27)    (0.47)      (0.74)         --       17.07
July 8, 2005
  through June 30,
  2006 (i)              14.81     0.21 (b)      0.14        0.35      (0.18)    (0.21)      (0.39)         --       14.77

C SHARES

Year Ended June 30,
  2007                  14.78     0.25 (b)      2.67        2.92      (0.15)    (0.47)      (0.62)         --       17.08
August 26, 2005
  through June 30,
  2006 (i)              14.70     0.11 (b)      0.24        0.35      (0.06)    (0.21)      (0.27)         --       14.78

--------
(a) Annualized for periods less than one year.
(b) Calculated based on average shares outstanding for the period.
(c) Audited by another Independent Registered Public Accounting Firm.
(d) Not annualized for periods less than one year.
(e) Total return does not include the effect of front-end sales charges or contingent deferred sales charges.
(f) Reflects the expense ratio excluding any waivers and/or reimbursements.
(g) Less than $0.01 per share.
(h) Due to shareholder redemptions, on August 21, 2005 net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented is for the period July 8, 2005 through June 30, 2006.
(i) A and C shares commenced operations on July 8, 2005 and August 26, 2005, respectively.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

                                                                                  RATIOS TO AVERAGE
                                                                                   NET ASSETS (a)
                                                                         ----------------------------------
                                                          NET ASSETS AT       NET                            PORTFOLIO
                                              TOTAL       END OF PERIOD   INVESTMENT     NET       GROSS     TURNOVER
                                          RETURN (d) (e) (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES (f) RATE (d)
                                          -------------- --------------- ------------- -------- ------------ ---------
INVESTOR SHARES

Year Ended June 30, 2007                      21.11%        $116,774         2.40%       1.35%      1.36%       16%
Year Ended June 30, 2006                       3.44%         103,642         1.44%       1.35%      1.36%       28%
Year Ended June 30, 2005                       9.01%          96,395         1.09%       1.35%      1.35%       28%
Year Ended June 30, 2004 (c)                  19.17%          63,885         0.97%       1.35%      1.35%       18%
Year Ended June 30, 2003 (c)                   5.72%          25,141         1.89%       1.35%      1.36%       37%

A SHARES (h)

Year Ended June 30, 2007                      21.10              399         2.59%       1.35%      1.60%       16%
July 8, 2005 through June 30, 2006 (i)         2.32              392         1.56%       1.35%      1.61%       28%

C SHARES

Year Ended June 30, 2007                      20.18               51         1.61%       2.10%      2.36%       16%
August 26, 2005 through June 30, 2006 (i)      2.38               47         0.84%       2.10%      2.36%       28%

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Auxier Focus Fund (the "Fund"), is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers three classes of shares: Investor Shares, A Shares, and C Shares. Investor Shares, A Shares and C Shares commenced operations on July 9, 1999, July 8, 2005 and August 26, 2005, respectively.

The Fund's investment objective is to achieve long-term capital appreciation by investing primarily in a portfolio of common stocks that the Fund's investment advisor believes offer growth opportunities at a reasonable price. The Fund is intended for long-term investors.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Shares of open end mutual funds are valued at net asset value. Any short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

FOREIGN CURRENCY - Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

The Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006. FIN 48 prescribes a minimum threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Fund management has determined that the Fund has not taken any tax positions in the current or prior reporting periods that would require reporting under FIN 48.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Auxier Asset Management, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an management agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.35% of the Fund's average daily net assets.

Under the terms of the Management agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, the transfer agent's basis point fees, and extraordinary and non-recurring expenses

DISTRIBUTION - Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC ("Citigroup") or its affiliated companies. The Fund has adopted a distribution plan for A shares and C shares of the Fund in accordance with Rule 12b-1 of the 1940 Act. The Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% and 1.00%, respectively, of the average daily net assets of A and C shares. For the year ended June 30, 2007, the Distributor received $1,770 pursuant to the Distribution Plan. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the year ended June 30, 2007, the Distributor retained $1,478 of the front-end sales charges assessed on the sale of A Shares. The Distributor did not retain any commissions from the contingent deferred sales charges assessed on A Shares purchased without an initial sales charge and redeemed less than one year after they are purchased. The Distributor did not retain any commissions from contingent deferred sales charges assessed on purchases of $1 million or more of C Shares that are liquidated in whole or in part within one year of purchase.

OTHER SERVICES PROVIDERS

Citigroup provides administration, custody services, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership in the Distributor. For the year ended
June 30, 2007 the Adviser paid compliance service fees for the Fund of $38,482 from the fees collected under the Management agreement.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

NOTE 4. EXPENSE REIMBURSEMENTS

During the period the Adviser has contractually agreed to waive a portion of their fees and reimburse expenses through October 31, 2007 to the extent necessary to maintain the total operating expenses at 1.35% of average daily net assets of the Investor shares and A shares and 2.10% of average daily net assets of C shares. These voluntary waivers may be reduced or eliminated at any time. For the year ended June 30, 2007, expenses reimbursed were $6,958.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the year ended June 30, 2007, were $16,629,109 and $15,821,842 respectively.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of June 30, 2007, distributable earnings (accumulated losses) on a tax basis were as follows:

              Undistributed Ordinary Income          $ 1,704,278
              Undistributed Long-Term Gain             1,893,036
              Unrealized Appreciation (Depreciation)  24,616,356
                                                     -----------
              Total                                  $28,213,670

The difference between components of distributable earnings on a tax basis and the amount reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                                  2007       2006
                                               ---------- ----------
                        Ordinary Income        $1,922,113 $1,215,096
                        Long-term Capital Gain  3,232,506  1,417,719

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2007. The following reclassification was primarily due to REIT income adjustments, and has no impact on the net assets of the Fund.

                Accumulated Net Investment Income      $(40,026)
                Paid-In-Capital                             480
                Undistributed Net Realized Gain (Loss)   39,546

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

NOTE 7. SHARE TRANSACTIONS

Share Transactions for the Fund were as follows:

                                                         YEAR ENDED
                                                   ----------------------
                                                      2007        2006
                                                   ----------  ----------
Sales of Shares:
   Investor Shares                                    664,908   1,742,260
   A Shares                                            12,462      26,411
   C Shares                                               372       3,157
Reinvestment of distributions:
   Investor Shares                                    317,807     171,877
   A Shares                                             1,632         254
   C Shares                                               104          25
Redemption of shares:
   Investor Shares                                 (1,157,996) (1,477,697)
   A Shares                                           (17,258)       (151)
   C Shares                                              (692)         --
                                                   ----------  ----------
Increase (decrease) from share transactions          (178,661)    466,136
                                                   ==========  ==========

NOTE 8. OTHER INFORMATION

On June 30, 2007, one shareholder held approximately 41% of the outstanding shares of Investor shares. This shareholder is an omnibus account, which is held on behalf of several individual shareholders. On the aforementioned date, four shareholders held approximately 45% for the outstanding shares of A shares. On the aforementioned date, three shareholders held approximately 100% for the outstanding shares of C shares.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
JUNE 30, 2007
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of Auxier Focus Fund:

We have audited the accompanying statement of assets and liabilities of Auxier Focus Fund (the "Fund"), a series of Forum Funds, including the schedule of investments as of June 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two years in the period then ended June 30, 2004 were audited by other auditors whose report, dated August 25, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Auxier Focus Fund as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 24, 2007

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2007
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (877) 328-9437 and on the SEC's website at www.sec.gov. The Funds' proxy voting records for the period of July 1, 2006 through June 30, 2007 will be available, without charge and upon request, by calling (877) 328-9437 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                       BEGINNING       ENDING
                     ACCOUNT VALUE  ACCOUNT VALUE EXPENSES PAID    ANNUALIZED
                    JANUARY 1, 2007 JUNE 30, 2007 DURING PERIOD* EXPENSE RATIO*
                    --------------- ------------- -------------- --------------
INVESTOR SHARES
Actual Return          $1,000.00      $1,085.94       $6.98           1.35%
Hypothetical Return    $1,000.00      $1,018.10       $6.76           1.35%

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2007
--------------------------------------------------------------------------------

                       BEGINNING       ENDING
                     ACCOUNT VALUE  ACCOUNT VALUE EXPENSES PAID    ANNUALIZED
                    JANUARY 1, 2007 JUNE 30, 2007 DURING PERIOD* EXPENSE RATIO*
                    --------------- ------------- -------------- --------------
A SHARES
Actual Return          $1,000.00      $1,085.87       $ 6.98          1.35%
Hypothetical Return    $1,000.00      $1,018.10       $ 6.76          1.35%

C SHARES
Actual Return          $1,000.00      $1,082.38       $10.84          2.10%
Hypothetical Return    $1,000.00      $1,014.38       $10.49          2.10%
--------
* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate
(QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 30.94% as qualified NII (QII) dividends exempt from US tax for foreign shareholders.

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $3,232,506 for the tax year ended June 30, 2007.

TRUSTEES AND OFFICERS OF THE TRUST -

The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another investment company (collectively, the "Fund Complex"), as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex.
Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 206-8610.

NAME AND YEAR OF      POSITION WITH   LENGTH OF TIME  PRINCIPAL OCCUPATION(S)
BIRTH                   THE TRUST         SERVED        DURING PAST 5 YEARS
----------------     ---------------  --------------  ------------------------
INDEPENDENT TRUSTEES
J. Michael Parish    Chairman of the  Trustee since   Retired; Partner, Wolf,
Born: 1943           Board; Trustee;  1989 (Chairman  Block, Schorr and
                     Chairman,        since 2004)     Solis-Cohen, LLP (law
                     Compliance                       firm) 2002-2003;
                     Committee,                       Partner, Thelen Reid &
                     Nominating                       Priest LLP (law firm)
                     Committee and                    1995 - 2002.
                     Qualified Legal
                     Compliance
                     Committee

NAME AND YEAR OF      POSITION WITH   LENGTH OF TIME  PRINCIPAL OCCUPATION(S)
BIRTH                   THE TRUST         SERVED        DURING PAST 5 YEARS
----------------     ---------------  --------------  -------------------------
Costas Azariadis     Trustee;         Since 1989      Professor of Economics,
Born: 1943           Chairman,                        Washington University
                     Valuation                        (effective 2006);
                     Committee                        Professor of Economics,
                                                      University of
                                                      California-Los Angeles
                                                      1992- 2006.

James C. Cheng       Trustee;         Since 1989      President, Technology
Born: 1942           Chairman, Audit                  Marketing Associates
                     Committee                        (marketing company for
                                                      small- and medium-sized
                                                      businesses in New
                                                      England).

INTERESTED TRUSTEE
John Y. Keffer       Trustee;         Since 1989      President, Forum
Born: 1942           Chairman,                        Foundation (a charitable
                     Contracts                        organization) since
                     Committee                        2005; President, Forum
                                                      Trust, LLC (a non-
                                                      depository trust
                                                      company) since 1997;
                                                      President, Citigroup
                                                      Fund Services, LLC
                                                      (Citigroup) 2003 - 2005;
                                                      President, Forum
                                                      Financial Group, LLC
                                                      ("Forum") (a fund
                                                      services company
                                                      acquired by Citibank,
                                                      N.A. 1999 - 2003).

OFFICERS
Simon D. Collier     President;       Since 2005      President, Foreside
Born: 1961           Principal                        Financial Group, since
                     Executive                        April 2005; President,
                     Officer                          Foreside Services, Inc.
                                                      (a staffing services
                                                      firm) since December
                                                      2006; President,
                                                      Foreside Compliance
                                                      Services, LLC, since
                                                      October 2005; President,
                                                      Foreside Management
                                                      Services, LLC, since
                                                      December 2006; Chief
                                                      Operating Officer and
                                                      Managing Director,
                                                      Global Fund Services,
                                                      Citigroup 2003-2005;
                                                      Managing Director,
                                                      Global Securities
                                                      Services for Investors,
                                                      Citibank, N.A. 1999-2003.

Trudance L.C. Bakke  Treasurer;       Since 2005      Director, Foreside
Born: 1971           Principal        (Principal      Compliance Service, LLC
                     Financial        Financial       since 2006; Product
                     Officer          Officer since   Manager, Citigroup
                                      August 2006)    2003-2006; Senior
                                                      Manager of Corporate
                                                      Finance, Forum 1999 -
                                                      2003.

Beth P. Hanson       Vice President;  Since 2003      Relationship Manager,
Born: 1966           Assistant                        Citigroup since 2003;
                     Secretary                        Relationship Manager,
                                                      Forum 1999 - 2003.

Scott M. Hagwood     Vice President   Since 2007      Director and
Born: 1968                                            Relationship Manager,
                                                      Citigroup since 2007;
                                                      Relationship Manger, SEI
                                                      Investment 1999- 2006.

Brian Eng            Secretary        Since 2007      Vice President and
Born: 1972                                            Counsel, Citigroup since
                                                      2007; Associate, Goodwin
                                                      Proctor LLP 2005 - 2007;
                                                      Law Clerk, Goodwin
                                                      Proctor LLP 2003 - 2005;
                                                      Vice President and
                                                      Portfolio Strategist,
                                                      Dion Money Management
                                                      2001 - 2002.

                            =======================
                               AUXIER FOCUS FUND
                            =======================




                             FOR MORE INFORMATION

                                 P.O. Box 446
                             Portland, Maine 04112
                                 (877) 3AUXIER
                                (877) 328-9437

                              INVESTMENT ADVISOR
                         Auxier Asset Management, LLC
                            5000 S.W. Meadows Road
                                   Suite 410
                           Lake Oswego, Oregon 97035

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                             Portland, Maine 04112

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                        Two Portland Square, 1st Floor
                             Portland, Maine 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

[LOGO] DFDENT

                                    PREMIER
                                  GROWTH FUND

                                 ANNUAL REPORT

                                 JUNE 30, 2007




[LOGO] DFDENT

                               AND COMPANY, INC.
                             --------------------
                              INVESTMENT COUNSEL

                               2 PORTLAND SQUARE
                             PORTLAND, MAINE 04101
                          (866) 2DF-DENT (TOLL FREE)

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007


Dear Fellow Shareholders:

EXPENSE RATIO REDUCTION

We are pleased to report that your Fund's Adviser, D.F. Dent & Company, has agreed to reduce your Fund's expense ratio for the second consecutive year by waiving a portion of its management fee. Effective July 1, 2007, your Fund's net expense ratio will be reduced from 1.20% to 1.15% annually. The record of expense reimbursement and management fee waivers for the first 6 years of your Fund was as follows:

                                     EXPENSE    MANAGEMENT
                      YEAR ENDING REIMBURSEMENT FEE WAIVED
                      ----------- ------------- ----------
                        6/30/02      $60,201     $ 60,019
                        6/30/03       38,066       90,163
                        6/30/04            0      129,060
                        6/30/05            0      141,907
                        6/30/06            0      142,664
                        6/30/07            0      161,128
                                     -------     --------
                        Total        $98,267     $724,941
                                     =======     ========

The expense ratio reduction is made possible as a result of the growth of assets and performance of the Fund. The reduction in the expense ratio will further increase the amount of fees contractually waived by the Adviser.

PERFORMANCE

For the fiscal year ended June 30, 2007, your Fund achieved a total return of +15.42% versus +20.59% for the S&P 500 Index (the "Index"), which is the benchmark we have used for performance comparisons. After outperforming the Index in each of the first five fiscal years of its existence, your Fund lagged this benchmark by -5.17% in the most recent fiscal year. This underperformance resulted largely from the 9/30/2006 - 12/31/2006 quarter's underperformance of -5.08%. Since that quarter, your Fund has outperformed the Index in each of the first two calendar quarters of 2007.

For the five year and since inception (7/16/2001) periods, your Fund has a cumulative return of +96.84% and +75.58% versus an Index return of +66.31% and +38.79%, respectively. The five year and since inception annualized returns were +14.50% and +9.91% versus the Index returns of +10.71% and +5.66%, respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 866-233-3368. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) IS 1.25%. HOWEVER, THE FUND'S ADVISOR HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE CERTAIN EXPENSES SUCH THAT TOTAL OPERATING EXPENSE RATIO DOES NOT EXCEED 1.15%, WHICH IS IN EFFECT UNTIL
OCTOBER 31, 2008.)


                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007

For your Fund's fiscal year ending June 30, 2007, Lipper ranked the Fund's performance as indicated below within the Multi-Cap Growth Peer Group. Lipper ranks funds in various categories by making comparative calculations using total returns:

                                    DF DENT PREMIER
          AS OF JUNE 30, 2007       GROWTH FUND RANK OUT OF PERCENTILE
          -------------------       ---------------- ------ ----------
          One year                        390         514     76.0%
          Three years                      99         410     24.1%
          Five years                       45         338     13.3%

Also, Morningstar has awarded your Fund a 4-star rating for 3-years, 5-years, and overall for periods ending June 30, 2007. The Fund's overall Morningstar rating is derived from a weighted average of the performance figures associated with its 3- and 5-year Morningstar metrics. For the period ending June 30, 2007 the Fund was rated against 814 and 662 Mid-Cap Growth Funds for the 3- and 5-year periods, respectively.

PORTFOLIO TURNOVER

Portfolio turnover for the fiscal year decreased to 17% from 25% in the prior year. Involuntary turnover from sales pursuant to tender offers was 5.0% versus 8.8% in the prior year. Consequently, voluntary turnover was 12.0% compared to 16.2% in the prior year, which is fairly consistent with the prior years:

                                                            (50 WEEKS)
                                   2007 2006 2005 2004 2003    2002
          -                        ---- ---- ---- ---- ---- ----------
          Portfolio Turnover Rate* 17%  25%   7%  20%  14%      0%

----------------------------------------
* Portfolio Turnover Rate is a measurement of how frequently assets within a fund are bought and sold by the managers.

ASSET ALLOCATION

                                     6/30/06* 12/31/06* 6/30/07*
                -                    -------- --------- --------
                Large Capitalization  36.9%     39.4%    36.1%
                Mid Capitalization    45.1%     44.6%    43.5%
                Small Capitalization  10.3%      8.6%     9.3%
                Reserve Funds          7.7%      7.4%    11.1%
                                      -----     -----    -----
                Total Fund             100%      100%     100%
                                      =====     =====    =====

----------------------------------------
*  Percentages calculated based on total value of investments.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007


COMMENTARY

Amid numerous economic and monetary crosscurrents the equity markets and your Fund recorded new highs as the year progressed. Troubles persisted as housing markets slumped, oil and gas prices rose, interest rates rose, sub-prime loan worries weighed on markets, the Iraq conflict worsened without an end in sight, and dissatisfaction over the lack of political leadership grew. Yet, the stock market performed well in response to sustained earnings and a constant flow of liquidity which supported prices just as a "rising tide lifts all ships".

Our job is to not even attempt to analyze the above crosscurrents in managing your Fund. Such a fruitless endeavor would most likely have led to an overly defensive strategy in response to perceived problems.

Our job for the past six years in managing the DF Dent Premier Growth Fund has been to invest your money in equities of well-managed growth companies with the potential for delivering a high rate of earnings growth sustained over many years. We seek "best in class" managements possessing a passion for their businesses rather than large paychecks, dominance of niche markets, a historically profitable business model, and a corporate culture and work ethic that beget performance for shareholders.

Let's take a look at your Fund's 5 largest positions as of June 30, 2007 in light of these criteria:

                                                            EPS GROWTH RATE
                                            BEST IN CLASS? LAST FOUR REPORTED
                                               Y = YES     QUARTERS VS. PRIOR EQUITY PERFORMANCE
TOP 5 HOLDINGS                               P = PERHAPS   COMPARABLE PERIOD* (7-1-06 - 6-30-07)*
--------------                              -------------- ------------------ -------------------
IDEXX Laboratories Inc.                           Y               21.0%               26.0%
Carmax Inc.                                       Y               30.1%               43.8%
Expeditors International of Washington Inc.       Y               19.2%              (25.8)%
Trimble Navigation Ltd.                           Y               33.7%               44.3%
Jacobs Engineering Group Inc.                     Y               44.2%               44.4%

----------------------------------------
*  Past performance is not an indicator of future results.

Earnings per share (EPS) numbers include stock options expense but exclude unusual and non-recurring items.

The above determination of "Best in Class" (Yes or Perhaps) is the opinion of the Fund's Adviser and such opinion is subject to change. In addition, one could adjust the reported earnings for various accounting interpretations. And although the correlation between earnings and return to investors for the 12 months ending 6/30/2007 may be less than perfect, the above companies have delivered strong earnings, which we believe has driven stock appreciation. For example, while the common stock of Expeditors did lag its earnings growth in the above table, the stock had more than doubled in the prior twelve month period. In the advisor's opinion, the company's earnings caught up with its valuation during the above twelve month period. Interestingly, Expeditors' stock appreciated slightly more than 20% in both calendar 2005 and 2006, which correlates closely with the last 12 months earnings growth of 19.15%.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007


We seek out such companies and, rather than attempting to analyze the complex crosscurrents listed at the beginning of this "Commentary", believe that earnings will drive performance over time. As such, the Fund's Adviser channels assets invested into the Fund to equities of companies where it is the management of said companies that do the "heavy lifting" of seeking growth. The Fund's Adviser used this approach in managing separate accounts for 25 years before the inception of your Fund in July 2001. The specific companies held in your Fund may change, but the investment process will not.

As always, we acknowledge the responsibility conveyed by entrusting your assets to our management in the DF Dent Premier Growth Fund and will continue to work diligently on your behalf.

Respectfully submitted,

/s/ Dan Dent

Daniel Dent

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
JUNE 30, 2007

For the fiscal year ended June 30, 2007, your Fund experienced a total return of +15.42%. Cumulative performance versus the S&P 500 Index for various periods ending June 30, 2007 was as follows:

                             DF DENT PREMIER                 OUTPERFORMANCE
   PERIOD ENDING 6/30/07       GROWTH FUND   S&P 500 INDEX (UNDERPERFORMANCE)
   ---------------------     --------------- ------------- ------------------
   Six Months                    +10.58%        + 6.96%          + 3.62%
   Twelve Months                 +15.42%        +20.59%           (5.17)%
   Inception (7/16/01)           +75.58%        +38.79%          +36.79%

In the Multi-Cap Growth peer group, Lipper Inc. has ranked the performance of the DF Dent Premier Growth Fund for periods ending June 30, 2007 as follows (Lipper ranks funds in various categories by making comparative calculations using total returns):

                                        ONE YEAR THREE YEARS FIVE YEARS
        -                               -------- ----------- ----------
        DFDPX Rank                          390        99          45
        # Multi-Cap Growth Funds            514       410         338
        % Ranking                         75.9%     24.1%       13.3%
        DFDPX Annual Total Return        15.42%    13.84%      14.50%
        Peer Group Average Total Return   18.7%    11.41%      11.47%

For the period ending June 30, Morningstar awarded the Fund a 4-star rating for the 3- and 5-year periods as well as a 4-star rating overall. The Fund's overall Morningstar rating is derived from a weighted average of the performance figures associated with its 3- and 5-year Morningstar metrics. For the period ending June 30 the Fund was rated against 814 and 662 Mid-Cap Growth Funds for the 3- and 5-year periods, respectively.

Your Fund achieved a +15.42% total return for the fiscal year ended 6/30/2007 assuming reinvestment of all capital gains and dividends. While this return exceeded your Fund's average annual return since inception (7/16/2001) by 5.51%, it underperformed the S&P 500 benchmark of +20.59% for the year ended 6/30/2007. While your Fund outperformed the S&P 500 benchmark in each of the last two quarters of the current fiscal year ending 06/30/2007, the Fund's underperformance versus the S&P 500 by -5.08% in the second fiscal quarter end accounted for most of the fiscal year's underperformance.

Your Fund's performance was positively impacted by its emphasis on mid cap growth companies. Lipper reported that mid cap growth outperformed large and small cap growth for the 12 months ending 6/30/2007. While the growth sector lagged value for the 12 months ending 6/30/2007, growth outperformed value for the 6 months ending 6/30/2007 as reflected in your Fund's performance.

Overall market factors positively influencing your Fund's performance were abundant liquidity resulting largely from the current buy out craze, an extended economic expansion in the U.S., and a weakening bond market as the year unfolded. Returns below 5% in the bond market could not compete for investor dollars with returns approaching 20% in the stock market. Although much has been written about the weak housing market and the sub prime lending woes, these appeared to have little impact upon the overall equity market or your Fund for the 12 months ending 06/30/2007.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
JUNE 30, 2007


As mentioned above, your Fund underperformed the market for the fiscal year ending 6/30/2007 largely because of the fourth calendar quarter of 2006. For that particular quarter, the veterinary stocks, IDEXX and VCA Antech, experienced short term declines. Also, an administrative law judge recommended to the International Trade Commission that Keystone Automotive had infringed upon 7 Ford patents. Although Keystone has appealed this decision, the stock declined in response to this announcement and contributed to the Fund's underperformance in the last three months of 2006. The stock has recovered since the end of the Fund's fiscal year in response to a cash tender offer from LKQ.

The strategies utilized to manage your Fund did not change. In the Adviser's opinion, the Fund merely experienced a period of weak relative performance in late 2006 following five consecutive fiscal years of outperforming the S&P 500 benchmark. While we maintained your Fund's course and speed, we seemed to fly through a bit of an "air pocket" in late 2006. All equity funds have periods of negative results or underperformance, but we are pleased to report that your Fund has resumed its journey in the first 6 months of 2007 by outperforming the S&P 500 benchmark by +3.62%.

The primary strategic factors guiding the Adviser's management of your Fund have been maintaining positions in equities of companies with strong sustainable earnings growth prospects with emphasis upon healthcare (the veterinary sector in particular), infrastructure spending (Jacobs Engineering and Chicago Bridge and Iron), and positioning solutions (Trimble Navigation, Garmin and Raven Industries).

The key trends in regions and industries which your Fund invested in were sustained in the fiscal year. Pet owners continued to increase spending for veterinary care and laboratory testing especially late in the year in response to the pet food contamination scare. Engineering and construction capital spending grew with multiple awards to Jacobs Engineering and Chicago Bridge and Iron for energy infrastructure investment. Adoption of global positioning system (GPS) portable navigation devices (PNDs) increased driving powerful earnings growth for Garmin, and commercial applications of GPS drove revenue and earnings growth at Trimble Navigation.

Those securities that contributed the most and declined the most during the past fiscal year were:

         5 BEST CONTRIBUTORS
         -------------------                -                  -
                                 REALIZED AND UNREALIZED
                                    APPRECIATION AND
                                        INCOME IN          PER SHARE
         INVESTMENTS                FISCAL YEAR 2007     AS OF 6/30/07
         -----------             ----------------------- -------------
         Chicago Bridge and Iron      $1,255,221.50          15.0c
         Jacobs Engineering            1,208,173.62          14.5c
         Trimble Navigation            1,110,681.81          13.3c
         Carmax, Inc.                    953,712.10          11.4c
         OMI Corporation                 911,714.69          10.9c
                                      -------------          ----
                                      $5,439,503.72          65.1c
                                      =============          ====

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
JUNE 30, 2007


         5 POOREST CONTRIBUTORS
         ----------------------
                                  REALIZED AND UNREALIZED
                                    LOSS AND INCOME IN      PER SHARE
         INVESTMENTS                 FISCAL YEAR 2007     AS OF 6/30/07
         -----------              ----------------------- -------------
         Expeditors International       ($466,195.40)          (5.6c)
         Whole Foods Market              (418,278.95)          (5.0c)
         Brown & Brown                   (230,882.52)          (2.8c)
         Keystone Automotive             (209,206.91)          (2.5c)
         Invitrogen Incorporated         (166,744.55)          (2.0c)
                                      --------------          -----
                                      ($1,491,308.33)         (17.9c)
                                      ==============          =====

Invitrogen was sold in August of 2006 and OMI Corporation was tendered on June 1, 2007 pursuant to a tender offer at $29.25 per share.

                          DF DENT PREMIER GROWTH FUND
                         FIVE LARGEST EQUITY HOLDINGS
                                 JUNE 30, 2007

                                                              PERCENT OF
                                                              NET ASSETS
      QUANTITY      SECURITY       TOTAL COST   MARKET VALUE  OF THE FUND
      --------      --------       ----------   ------------  -----------

       50,000  IDEXX Lab.         $3,583,539.19 $4,731,500.00    3.31%
      165,000  Carmax, Inc.        2,958,479.20  4,207,500.00    2.94%
       90,000  Expeditors Int'l    3,322,293.90  3,717,000.00    2.60%
      115,000  Trimble Navigation  2,395,967.39  3,703,000.00    2.59%
       64,000  Jacobs Engineering  2,472,466.38  3,680,640.00    2.57%

Lastly, your Fund grew during the fiscal year as follows:

June 30, 2006 Net Assets                                                      $ 77,994,064
   Sales less Redemptions of capital shares for the year ended June 30, 2007    50,769,590
   Distributions to shareholders from net realized gain                         (1,094,228)
   Dividends and Interest for the year ended June 30, 2007                         987,358
       Total Expenses of the Fund                                               (1,387,192)
       Fees Waived by D.F. Dent & Company                                          161,128
       Fees Waived by Citigroup Fund Services                                          220
   Net Realized and Unrealized Gain for the Year ended June 30, 2007            15,465,446
                                                                              ------------
June 30, 2007 Net Assets                                                      $142,896,386
                                                                              ============

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
JUNE 30, 2007


IN ADDITION TO INVESTING IN LARGE SIZE COMPANIES, THE FUND INVESTS IN SMALL AND MEDIUM SIZE COMPANIES. INVESTMENTS IN THESE COMPANIES, ESPECIALLY SMALLER COMPANIES, CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK.

The views in the shareholder letter and management's discussion of Fund performance were those of the Fund manager primarily as of June 30, 2007 and may not reflect his views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investments in the Fund and do not constitute investment advice.

* For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

(C) 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2007

The graph and table reflect the change in value of a hypothetical $100,000 investment in the DF Dent Premier Growth Fund (the "Fund"), including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S PROJECTED ANNUAL OPERATING EXPENSE RATIO (GROSS) IS 1.25%. HOWEVER THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE CERTAIN EXPENSES SUCH THAT TOTAL OPERATING EXPENSE RATIO DOES NOT EXCEED 1.20%, WHICH IS IN EFFECT UNTIL OCTOBER 31, 2007. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS GREATER THAN ONE YEAR ARE ANNUALIZED. FOR MOST RECENT MONTH END PERFORMANCE PLEASE CALL (866) 233-3368.

   TOTAL RETURN                                              SINCE INCEPTION
   AS OF 6/30/07               SIX MONTHS ONE YEAR FIVE YEAR    07/16/01
   -------------               ---------- -------- --------- ---------------
   DF Dent Premier Growth Fund    10.58%   15.42%   14.50%        9.91%
   S&P 500 Index                   6.96%   20.59%   10.71%        5.66%
   INVESTMENT VALUE ON
   06/30/07
   -------------------
   DF Dent Premier Growth Fund  $175,581
   S&P 500 Index                $138,787

                                    [CHART]

                   DF Dent Premier Growth Fund         S&P 500 Index
                   ---------------------------         -------------
    7/16/2001               $100,000                      $100,000
    7/31/2001                102,600                       100,752
    8/31/2001                 98,700                        94,445
    9/30/2001                 93,400                        86,818
   10/31/2001                 95,800                        88,496
   11/30/2001                102,000                        95,260
   12/31/2001                105,300                        96,095
    1/31/2002                101,000                        94,692
    2/28/2002                101,000                        92,885
    3/31/2002                102,400                        96,396
    4/30/2002                 99,800                        90,517
    5/31/2002                 99,200                        89,850
    6/30/2002                 89,200                        83,450
    7/31/2002                 83,000                        76,945
    8/31/2002                 84,200                        77,450
    9/30/2002                 77,600                        69,033
   10/31/2002                 81,700                        75,109
   11/30/2002                 85,600                        79,529
   12/31/2002                 81,800                        74,857
    1/31/2003                 79,900                        72,896
    2/28/2003                 78,300                        71,803
    3/31/2003                 77,700                        72,500
    4/30/2003                 85,400                        78,472
    5/31/2003                 90,500                        82,653
    6/30/2003                 91,500                        83,668
    7/31/2003                 94,600                        85,135
    8/31/2003                 98,600                        86,866
    9/30/2003                 96,300                        85,873
   10/31/2003                103,600                        90,759
   11/30/2003                106,500                        91,612
   12/31/2003                109,600                        96,314
    1/31/2004                113,200                        98,152
    2/29/2004                115,800                        99,496
    3/31/2004                117,000                        97,933
    4/30/2004                116,600                        96,423
    5/31/2004                116,000                        97,837
    6/30/2004                119,000                        99,647
    7/31/2004                115,100                        96,349
    8/31/2004                113,500                        96,739
    9/30/2004                116,700                        97,786
   10/31/2004                117,900                        99,280
   11/30/2004                124,900                       103,297
   12/31/2004                129,200                       106,812
    1/31/2005                125,900                       104,209
    2/28/2005                129,200                       106,402
    3/31/2005                127,300                       104,518
    4/30/2005                123,300                       102,535
    5/31/2005                128,700                       105,798
    6/30/2005                131,400                       105,948
    7/31/2005                138,900                       109,888
    8/31/2005                138,800                       108,886
    9/30/2005                139,700                       109,767
   10/31/2005                137,500                       107,938
   11/30/2005                144,700                       112,020
   12/31/2005                145,175                       112,058
    1/31/2006                149,202                       115,026
    2/28/2006                152,826                       115,338
    3/31/2006                156,350                       116,774
    4/30/2006                156,451                       118,342
    5/31/2006                150,813                       114,936
    6/30/2006                152,121                       115,092
    7/31/2006                151,215                       115,802
    8/31/2006                152,222                       118,557
    9/30/2006                156,249                       121,612
   10/31/2006                158,565                       125,575
   11/30/2006                159,974                       127,963
   12/31/2006                158,786                       129,758
    1/31/2007                164,079                       131,720
    2/28/2007                163,265                       129,144
    3/31/2007                163,469                       130,588
    4/30/2007                169,576                       136,373
    5/31/2007                175,988                       141,132
    6/30/2007                175,581                       138,787



                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007

            SHARES         SECURITY DESCRIPTION           VALUE
            ------- ---------------------------------- ------------
            COMMON STOCKS - 89.0%
            AGRIBUSINESS - 1.3%
             55,000 Archer-Daniels-Midland Co.         $  1,819,950
                                                       ------------
            AUTOMOTIVE - 4.9%
            165,000 Carmax, Inc.(a)                       4,207,500
             42,000 Keystone Automotive Industries,
                    Inc.(a)                               1,737,540
             29,000 O'Reilly Automotive, Inc.(a)          1,059,950
                                                       ------------
                                                          7,004,990
                                                       ------------
            BANKING - 2.1%
             75,000 East West Bancorp, Inc.               2,916,000
                                                       ------------
            BUSINESS SERVICES - 5.4%
            100,000 Heartland Payment Systems, Inc.(a)    2,933,000
            100,000 Iron Mountain, Inc.(a)                2,613,000
             55,000 Paychex, Inc.                         2,151,600
                                                       ------------
                                                          7,697,600
                                                       ------------
            DISTRIBUTION - 5.2%
             80,000 Fastenal Co.(a)                       3,348,800
             55,000 Houston Wire & Cable Co.(a)           1,562,550
             63,000 Pool Corp.(a)                         2,458,890
                                                       ------------
                                                          7,370,240
                                                       ------------
            ENERGY SERVICES - 2.6%
             27,000 Schlumberger, Ltd.                    2,293,380
             25,000 Smith International, Inc.             1,466,000
                                                       ------------
                                                          3,759,380
                                                       ------------
            ENERGY SOURCES - 5.2%
             23,000 Apache Corp.                          1,876,570
             80,000 St Mary Land & Exploration Co.        2,929,600
             48,000 Ultra Petroleum Corp.(a)              2,651,520
                                                       ------------
                                                          7,457,690
                                                       ------------
            ENTERTAINMENT - 1.7%
             50,000 Clear Channel Communications,
                    Inc.(a)                               1,891,000
             18,000 Comcast Corp.(a)                        503,280
                                                       ------------
                                                          2,394,280
                                                       ------------
            FINANCIAL SERVICES - 2.1%
             57,000 T Rowe Price Group, Inc.              2,957,730
                                                       ------------
            HEALTH CARE SERVICES - 4.0%
             54,000 Healthways, Inc.(a)                   2,557,980
            175,000 PSS World Medical, Inc.(a)            3,188,500
                                                       ------------
                                                          5,746,480
                                                       ------------
            HOUSEHOLD PRODUCTS/WARES - 1.5%
             35,500 Procter & Gamble Co.                  2,172,245
                                                       ------------

           SHARES          SECURITY DESCRIPTION             VALUE
           ------- ------------------------------------- ------------
           INDUSTRIAL SUPPLIES - 9.3%
            40,000 Actuant Corp.                         $  2,522,400
            28,000 Caterpillar, Inc.                        2,192,400
            50,000 Donaldson Co., Inc.(a)                   1,777,500
            54,000 Graco, Inc.                              2,175,120
            50,500 Raven Industries, Inc.(a)                1,803,355
            50,000 Roper Industries, Inc.(a)                2,855,000
                                                         ------------
                                                           13,325,775
                                                         ------------
           INFRASTRUCTURE - 5.1%
            95,000 Chicago Bridge & Iron Co. NV ADR         3,585,300
            64,000 Jacobs Engineering Group, Inc.(a)        3,680,640
                                                         ------------
                                                            7,265,940
                                                         ------------
           INSURANCE - 3.8%
            51,000 Brown & Brown, Inc.(a)                   1,282,140
             5,600 Markel Corp.(a)                          2,713,536
             2,400 White Mountains Insurance Group, Ltd.    1,454,448
                                                         ------------
                                                            5,450,124
                                                         ------------
           IT SERVICES - 1.5%
            85,000 SRA International, Inc.(a)               2,147,100
                                                         ------------
           LIFE SCIENCES - 1.9%
            35,500 Laboratory Corp. of America
                   Holdings(a)                              2,778,230
                                                         ------------
           LOGISTICS - 4.5%
            90,000 Expeditors International Washington,
                   Inc.(a)                                  3,717,000
           100,000 UTI Worldwide, Inc.(a)                   2,679,000
                                                         ------------
                                                            6,396,000
                                                         ------------
           MEDICAL PRODUCTS - 5.6%
            23,000 Alcon, Inc.(a)                           3,102,930
            44,000 Medtronic, Inc.(a)                       2,281,840
            42,000 Stryker Corp.                            2,649,780
                                                         ------------
                                                            8,034,550
                                                         ------------
           MERCHANDISING - 5.8%
            60,000 Lowe's Cos., Inc.                        1,841,400
            45,000 Tractor Supply Co.(a)                    2,342,250
            65,000 Walgreen Co.(a)                          2,830,100
            33,500 Whole Foods Market, Inc.                 1,283,050
                                                         ------------
                                                            8,296,800
                                                         ------------
           POSITIONING SOLUTIONS - 4.1%
            30,000 Garmin, Ltd. (a)                         2,219,100
           115,000 Trimble Navigation, Ltd.(a)              3,703,000
                                                         ------------
                                                            5,922,100
                                                         ------------
           SEMICONDUCTORS - 2.1%
           125,000 Intel Corp.                              2,970,000
                                                         ------------

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007

               SHARES       SECURITY DESCRIPTION         VALUE
             ---------- ----------------------------- ------------
             VETERINARY CARE - 5.6%
                 50,000 Idexx Laboratories, Inc.(a)   $  4,731,500
                 87,000 VCA Antech, Inc.(a)              3,279,030
                                                      ------------
                                                         8,010,530
                                                      ------------
             WIRELESS COMMUNICATIONS - 3.7%
                 32,000 NII Holdings, Inc.(a)            2,583,680
                 62,000 Qualcomm, Inc.                   2,690,180
                                                      ------------
                                                         5,273,860
                                                      ------------
             Total Common Stocks (Cost $101,456,542)   127,167,594
                                                      ------------
             SHORT TERM INVESTMENT - 7.5%
             MONEY MARKET DEPOSIT ACCOUNT - 7.5%
             10,779,903 Citibank Money Market Deposit
                        Account (Cost $10,779,903)      10,779,903
                                                      ------------
             TOTAL INVESTMENTS - 96.5%
                        (COST $112,236,445)*           137,947,497
             Other Assets and Liabilities, Net - 3.5%    4,948,889
                                                      ------------
             NET ASSETS - 100.0%                      $142,896,386
                                                      ============

----------------------------------------
(a)Non-income producing security.

ADR American Depositary Receipt

*Cost for Federal income tax purposes is $112,244,661 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $27,196,666
            Gross Unrealized Depreciation               (1,493,830)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $25,702,836
                                                       ===========

            PORTFOLIO HOLDINGS
            % OF NET ASSETS
            Agribusiness                                       1.3%
            Automotive                                         4.9%
            Banking                                            2.1%
            Business Services                                  5.4%
            Distribution                                       5.2%
            Energy Services                                    2.6%
            Energy Sources                                     5.2%
            Entertainment                                      1.7%
            Financial Services                                 2.1%
            Health Care Services                               4.0%
            Household Products/Wares                           1.5%
            Industrial Supplies                                9.3%
            Infrastructure                                     5.1%
            Insurance                                          3.8%
            IT Services                                        1.5%
            Life Sciences                                      1.9%
            Logistics                                          4.5%
            Medical Products                                   5.6%
            Merchandising                                      5.8%
            Positioning Solutions                              4.1%
            Semiconductors                                     2.1%
            Veterinary Care                                    5.6%
            Wireless Communications                            3.7%
            Short-Term Investments and Net Other Liabilities  11.0%
                                                             ------
                                                             100.0%
                                                             ======

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007

ASSETS
   Total investments, at value (Cost $112,236,445)                       $137,947,497
   Receivables:
     Fund shares sold                                                       8,964,600
     Dividends and interest                                                    75,322
   Prepaid expenses                                                             6,131
                                                                         ------------

Total Assets                                                              146,993,550
                                                                         ------------

LIABILITIES
   Payables:
     Fund shares redeemed                                                   1,129,212
     Investment securities purchased                                        2,617,749
   Accrued Liabilities:
     Investment adviser fees                                                  279,472
     Trustees' fees and expenses                                                  363
     Compliance services fees                                                   2,308
     Other expenses                                                            68,060
                                                                         ------------

Total Liabilities                                                           4,097,164
                                                                         ------------

NET ASSETS                                                               $142,896,386
                                                                         ============

COMPONENTS OF NET ASSETS
   Paid-in capital                                                       $114,495,024
   Accumulated net investment income (loss)                                   (27,609)
   Accumulated net realized gain (loss) on investments                      2,717,919
   Unrealized appreciation (depreciation) on investments                   25,711,052
                                                                         ------------

NET ASSETS                                                               $142,896,386
                                                                         ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $142,896,386 and 8,285,674 shares outstanding
     (unlimited shares authorized)                                       $      17.25
                                                                         ============

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2007

INVESTMENT INCOME
   Dividend income (Net of foreign withholding tax of $8,606)           $   705,190
   Interest income                                                          282,168
                                                                        -----------
Total Investment Income                                                     987,358
                                                                        -----------

EXPENSES
   Investment adviser fees                                                1,021,535
   Administrator fees                                                       126,484
   Transfer agency fees                                                      41,399
   Custodian fees                                                            19,610
   Accountant fees                                                           55,781
   Professional fees                                                         45,325
   Trustees' fees and expenses                                                5,209
   Compliance services fees                                                  25,571
   Registration fees                                                         14,758
   Miscellaneous expenses                                                    31,520
                                                                        -----------
Total Expenses                                                            1,387,192
   Fees waived                                                             (161,348)
                                                                        -----------
Net Expenses                                                              1,225,844
                                                                        -----------

NET INVESTMENT INCOME (LOSS)                                               (238,486)
                                                                        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                3,072,114
   Net change in unrealized appreciation (depreciation) on investments   12,393,332
                                                                        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   15,465,446
                                                                        -----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $15,226,960
                                                                        ===========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Year Ended    Year Ended
                                                                        June 30, 2007 June 30, 2006
                                                                        ------------- -------------
OPERATIONS
   Net investment income (loss)                                         $   (238,486)  $  (102,674)
   Net realized gain (loss) on investments                                 3,072,114     1,444,164
   Net change in unrealized appreciation (depreciation) on investments    12,393,332     6,048,324
                                                                        ------------   -----------
Increase (Decrease) in Net Assets from Operations                         15,226,960     7,389,814
                                                                        ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investments                                       (1,094,228)     (369,589)
                                                                        ------------   -----------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                         54,278,715    32,063,353
   Reinvestment of distributions                                           1,059,800       348,728
   Redemption of shares                                                   (4,568,925)   (2,913,296)
                                                                        ------------   -----------
Increase (Decrease) from Capital Transactions                             50,769,590    29,498,785
                                                                        ------------   -----------

Increase (Decrease) in Net Assets                                         64,902,322    36,519,010

NET ASSETS
   Beginning of Period                                                    77,994,064    41,475,054
                                                                        ------------   -----------
   End of Period (a)                                                    $142,896,386   $77,994,064
                                                                        ============   ===========

SHARE TRANSACTIONS
   Sale of shares                                                          3,334,380     2,186,691
   Reinvestment of distributions                                              67,675        23,772
   Redemption of shares                                                     (278,172)     (205,036)
                                                                        ------------   -----------
Increase (Decrease) in Shares                                              3,123,883     2,005,427
                                                                        ============   ===========
(a) Accumulated net investment income (loss)                            $    (27,609)  $         -
                                                                        ------------   -----------

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
FINANCIAL HIGHLIGHTS


These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

                                                                      Year Ended
                                               ------------------------------------------------------
                                                 June 30,    June 30,    June 30,   June 30,  June 30,
                                                   2007        2006        2005       2004      2003
                                               --------     --------    --------    --------  --------

NET ASSET VALUE, BEGINNING OF PERIOD           $  15.11     $ 13.14     $ 11.90     $  9.15   $  8.92
                                               --------     -------     -------     -------   -------

OPERATIONS
   Net investment income (loss)                   (0.04)(a)   (0.03)(a)   (0.05)(a)   (0.04)    (0.03)
   Net realized and unrealized gain (loss) on
     investments                                   2.35        2.10        1.29        2.79      0.26
                                               --------     -------     -------     -------   -------
Total from Investment Operations                   2.31        2.07        1.24        2.75      0.23
                                               --------     -------     -------     -------   -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investments               (0.17)      (0.10)          -           -         -
                                               --------     -------     -------     -------   -------

NET ASSET VALUE, END OF PERIOD                 $  17.25     $ 15.11     $ 13.14     $ 11.90   $  9.15
                                               ========     =======     =======     =======   =======

TOTAL RETURN (B)                                  15.42%      15.77%      10.42%      30.06%     2.58%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at End of Period
     (000's omitted)                           $142,896     $77,994     $41,475     $20,383   $11,497
   Ratios to average net assets (c):
     Net expenses                                  1.20%       1.25%       1.25%       1.25%     1.25%
     Gross expenses (d)                            1.36%       1.51%       1.71%       2.09%     2.67%
     Net investment income (loss)                 (0.23%)     (0.18%)     (0.40%)     (0.58%)   (0.37%)

PORTFOLIO TURNOVER RATE                              17%         25%          7%         20%       14%

----------------------------------------
(a) Calculated based on average shares outstanding during the period.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE 1. ORGANIZATION

The DF Dent Premier Growth Fund (the "Fund"), is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 16, 2001. The Fund seeks long-term capital appreciation by investing primarily in the equity securities of medium and large size domestic companies.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Any short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007


DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME & EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006. FIN 48 prescribes a minimum threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Fund management has determined that the Fund has not taken any tax positions in the current or prior reporting periods that would require reporting under FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - D.F. Dent and Company, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC ("Citigroup") or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007


OTHER SERVICES

Citigroup, provides administration, custody services, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership in the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

During the year, the Adviser contractually agreed to waive and reimburse a portion of their fees to limit the Fund's net expenses to 1.20% of the Fund's average daily net assets. Other Fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended June 30, 2007, fees waived were as follows:

               INVESTMENT ADVISER OTHER WAIVERS TOTAL FEES WAIVED
               ------------------ ------------- -----------------
                    $161,128          $220          $161,348

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $56,223,850 and $16,712,500, respectively, for the year ended June 30, 2007.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of June 30, 2007, distributable earnings (accumulated losses) on a tax basis were as follows:

               Undistributed Ordinary Income          $    41,329
               Undistributed Long-Term Gain             2,684,806
               Unrealized Appreciation (Depreciation)  25,702,836
                                                      -----------
               Total                                  $28,428,971
                                                      ===========

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007


The tax character of distributions paid during 2007 and 2006 were as follows:

                                                        2007      2006
                                                     ---------- --------
        Long-term Capital Gain                       $1,094,228 $369,589

On the Statement of Assets and Liabilities, as a result of a net operating loss, certain amounts have been reclassified for the year ended June 30, 2007. The following reclassification has no impact on the net assets of the Fund.

        Accumulated Net Investment Income (Loss)              $ 210,877
        Undistributed Net Realized Gain (Loss) on Investments  (210,877)

                                                    DF DENT PREMIER GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of DF Dent Premier Growth Fund:

We have audited the accompanying statement of assets and liabilities of DF Dent Premier Growth Fund (the "Fund"), a series of Forum Funds, including the schedule of investments as of June 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DF Dent Premier Growth Fund as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 24, 2007

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2007

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC's website at www.sec.gov. The Funds' proxy voting records for the period of July 1, 2006 through June 30, 2007 will be available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2007


Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs had been included, your costs still would not have been higher because you do not incur any transactional costs as a shareholder of the Fund.

                                       BEGINNING       ENDING
                                     ACCOUNT VALUE  ACCOUNT VALUE EXPENSES PAID    ANNUALIZED
                                    JANUARY 1, 2007 JUNE 30, 2007 DURING PERIOD* EXPENSE RATIO*
                                    --------------- ------------- -------------- --------------
Actual Return                          $1,000.00      $1,105.78       $6.27           1.20%
Hypothetical Return                    $1,000.00      $1,018.84       $6.01           1.20%

----------------------------------------
* Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

There were no ordinary income dividends paid by the Fund for the tax year ended June 30, 2007.

The Fund paid long-term capital gain dividends of $1,094,228 for the tax year ended June 30, 2007.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2007


TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another investment company (collectively, the "Fund Complex"), as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex.
Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 2DF-DENT.

                                 POSITION              LENGTH                           PRINCIPAL
                                 WITH THE              OF TIME                        OCCUPATION(S)
NAME AND YEAR OF BIRTH            TRUST                SERVED                      DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish      Chairman of the Board;        Trustee     Retired; Partner, Wolf, Block, Schorr and Solis-Cohen,
Born: 1943             Trustee; Chairman, Compliance since 1989  LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest
                       Committee, Nominating         (Chairman   LLP (law firm) 1995 - 2002.
                       Committee and Qualified Legal since 2004)
                       Compliance Committee
-------------------------------------------------------------------------------------------------------------------------
Costas Azariadis       Trustee; Chairman, Valuation  Since 1989  Professor of Economics, Washington University (effective
Born: 1943             Committee                                 2006); Professor of Economics, University of
                                                                 California-Los Angeles 1992-2006.
-------------------------------------------------------------------------------------------------------------------------
James C. Cheng         Trustee; Chairman, Audit      Since 1989  President, Technology Marketing Associates (marketing
Born: 1942             Committee                                 company for small- and medium-sized businesses in
                                                                 New England).
-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer         Trustee; Chairman, Contracts  Since 1989  President, Forum Foundation (a charitable organization)
Born: 1942             Committee                                 since 2005; President, Forum Trust, LLC (a non-
                                                                 depository trust company) since 1997; President,
                                                                 Citigroup Fund Services, LLC (Citigroup) 2003 - 2005;
                                                                 President, Forum Financial Group, LLC ("Forum") (a fund
                                                                 services company acquired by Citibank, N.A. 1999-
                                                                 2003).
-------------------------------------------------------------------------------------------------------------------------

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2007

                                  POSITION               LENGTH                            PRINCIPAL
                                  WITH THE               OF TIME                         OCCUPATION(S)
NAME AND YEAR OF BIRTH             TRUST                 SERVED                       DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier       President; Principal Executive Since 2005    President, Foreside Financial Group, since April 2005;
Born: 1961             Officer                                      President, Foreside Services, Inc. (a staffing services
                                                                    firm) since December 2006; President, Foreside
                                                                    Compliance Services, LLC, since October 2005;
                                                                    President, Foreside Management Services, LLC, since
                                                                    December 2006; Chief Operating Officer and Managing
                                                                    Director, Global Fund Services, Citigroup 2003-2005;
                                                                    Managing Director, Global Securities Services for
                                                                    Investors, Citibank, N.A. 1999-2003.
---------------------------------------------------------------------------------------------------------------------------
Trudance L.C. Bakke    Treasurer; Principal Financial Since 2005    Director, Foreside Compliance Service, LLC since 2006;
Born: 1971             Officer                        (Principal    Product Manager, Citigroup 2003-2006; Senior Manager
                                                      Financial     of Corporate Finance, Forum 1999-2003.
                                                      Officer since
                                                      August 2006)
---------------------------------------------------------------------------------------------------------------------------
Beth P. Hanson         Vice President; Assistant      Since 2003    Relationship Manager, Citigroup since 2003;
Born: 1966             Secretary                                    Relationship Manager, Forum 1999-2003.
---------------------------------------------------------------------------------------------------------------------------
Scott M. Hagwood       Vice President                 Since 2007    Director and Relationship Manager, Citigroup since
Born: 1968                                                          2007; Relationship Manger, SEI Investment 1999-2006.
---------------------------------------------------------------------------------------------------------------------------
Brian Eng              Secretary                      Since 2007    Vice President and Counsel, Citigroup since 2007;
Born: 1972                                                          Associate, Goodwin Procter LLP 2005-2007; Law Clerk,
                                                                    Goodwin Procter LLP 2003- 2005; Vice President and
                                                                    Portfolio Strategist, Dion Money Management 2001-2002.
---------------------------------------------------------------------------------------------------------------------------

                                                    DF DENT PREMIER GROWTH FUND

[LOGO] DFDENT

                                    PREMIER
                                  GROWTH FUND

                             NASDAQ TICKER SYMBOL
                                     DFDPX

                              INVESTMENT ADVISER

                          D.F. Dent and Company, Inc.
                             Two East Read Street
                              Baltimore, MD 21202
                                www.dfdent.com

                                TRANSFER AGENT

                         Citigroup Fund Services, LLC
                                  PO Box 446
                              Portland, ME 04112
                                (866) 2DF-DENT

                                  DISTRIBUTOR

                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101

                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

[LOGO]


                                                                  ANNUAL REPORT

                                                   GOLDEN LARGE CORE VALUE FUND

                                                   GOLDEN SMALL CORE VALUE FUND

                                                                  JUNE 30, 2007

--------------------------------------------------------------------------------

TABLE OF CONTENTS

--------------------------------------------------------------------------------


          A Message to Our Shareholders                            1

          Performance Chart and Analysis                           4

          Schedules of Investments                                 5

          Statements of Assets and Liabilities                     9

          Statements of Operations                                10

          Statements of Changes in Net Assets                     11

          Financial Highlights                                    12

          Notes to Financial Statements                           13

          Report of Independent Registered Public Accounting Firm 17

          Additional Information                                  18

--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007

--------------------------------------------------------------------------------


Dear Shareholder,

   We are pleased to present the annual report for the Golden Large Core Value Fund and the Golden Small Core Value Fund (the "Funds") for the period of July 1, 2006 through June 30, 2007.

GENERAL MARKET OVERVIEW

   Equity markets in the U.S. delivered above average returns during the period. The markets' performance was influenced by continued strong earnings growth and moderate inflation. During the past 12 months, the Federal Open Market Committee ("Fed") continued to hold its benchmark interest rate at 5.25% while maintaining a hawkish stance on inflation. Fed Chairman Bernanke and the Fed Governors consistently issued hawkish rhetoric declaring the Fed's vigilance in endeavoring to keep inflation in check and a bias toward raising interest rates. Despite the tone from the Fed, investors began to assume that the next move on interest rates would be a cut, and their risk tolerance began to increase dramatically. As the year progressed, the deteriorating sub-prime mortgage market forced several lenders into bankruptcy and led to the bailout of a large hedge fund. As of the end of the period: core inflation was running at an approximately 2.0% annual rate; the first quarter GDP growth figure came in at 0.7%; crude oil ended around $70 per barrel; unemployment remained low; and consumer sentiment remained high.

GOLDEN LARGE CORE VALUE FUND

   The Fund seeks to achieve long-term capital appreciation by investing in large capitalization domestic equities. The core premise of the Fund is to construct an actively managed value-biased portfolio of large-cap companies that we believe exhibit the likelihood of meeting or exceeding earnings expectations. For the one-year period ending June 30, 2007, the Fund delivered a total return of 19.20%. The Fund's return trailed the 20.59% total return of the S&P 500 Index (the Fund's benchmark index) for the same period.

   The sources of return for the Fund during the period were much more broad-based than those of the previous year, when Energy and Materials (commodities) drove returns. Over the past year, seven of the ten economic sector groups represented within the Fund generated returns above 20%.

   Versus the S&P 500 Index, the Fund's best sources of relative advantage came from the Financials and Health Care sectors. Within Financials, each of the Fund's five insurance holdings performed better than the S&P Financial sector average of 14.7%, and the Fund benefited from an overweight in capital markets versus regional banks. Stock selection was also strong in Health Care, as Merck and Wyeth led returns from pharmaceutical investments, and returns were good across the board from our managed care holdings. Aetna was held for the entire period, and Cigna replaced UnitedHealth Group in the portfolio. The sources of underperformance relative to the benchmark primarily came from the Energy and Industrials sectors. Within Energy, the Fund was underweight this strong performing group, and this cost us relative performance. In addition, the Fund's investment in BJ Services in the oil service industry within the Energy sector lost money. In the Industrial sector, even though the Fund had some very strong performers like Cooper Industries and Eaton Corp., we lost money in our timing of investments of Caterpillar Inc. and FedEx Corp. We purchased Caterpillar just before the company announced a slowdown in business caused by the continued weak residential housing market. We subsequently sold the stock to wait out the slow housing

--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007

--------------------------------------------------------------------------------

market. FedEx continued to manage its business well, but shipment volumes were impacted by the slowing growth rate of the global economies, and continued high energy prices drove up its costs.

GOLDEN SMALL CORE VALUE FUND

   The Fund seeks to achieve maximum long-term total return by investing in small capitalization domestic equities. The core premise of the Fund is to construct an actively managed value-biased portfolio of small-cap companies that we believe exhibit the likelihood of meeting or exceeding earnings expectations.

   The Fund generated a total return of 19.30% for the twelve-month period ending June 30, 2007. This compared favorably to the 16.04% return for the S&P SmallCap 600 Index (the Fund's primary benchmark index) and the 16.43% return for the Russell 2000 Index.

   During the period, the Fund benefited from strong stock selection in seven out of ten economic sectors. The best performing sectors within the portfolio included Consumer Staples, Energy, Materials, and Information Technology. Our sector weighting decisions also contributed to overall results. We benefited by being overweighted in the Energy and Technology sectors and underweighted in the Financials and Consumer Discretionary sectors.

   Mergers and acquisitions activity heated up during the year, and the Fund benefited from several buyouts involving Fund holdings. Hyperion Solutions was acquired by Oracle Corp, and Ohio Casualty Corp was bought out by Liberty Mutual. Other strong performers for the year included USEC Inc., CommScope, Inc., Global Industries, Ltd., ON Semiconductor Corp., Omrix Biopharmaceuticals, Inc., and NBTY, Inc. The worst performing stocks within the portfolio for the period included Con-Way Inc., which weakened along with other transportation stocks in part on rising fuel costs, and Investment Technology Group, Inc., which experienced light volume and weak pricing during the first half of 2007.

LOOKING FORWARD

   As the third quarter begins, we continue to be cautiously optimistic in our attitude toward the stock market. The volatility of the stock market increased in the second quarter and will likely move higher in the third quarter. Investors will be looking for confirmation that economic growth is picking up and inflation is continuing to moderate. We will likely get some mixed signals over the next few months and investors will undoubtedly remain on edge. The predominant risk is that the current woes in the sub-prime mortgage market will start a contagion effect that leads to a credit crunch. While this has not yet materialized, there is little doubt that the U.S. housing market will continue to deteriorate as mortgage rates rise while house prices drop. However, we expect the economic outlook to improve throughout the rest of the year. Additionally, second quarter earnings reports will likely come in ahead of expectations. The combination of good corporate earnings and reasonable valuations will likely send the markets higher. Beyond the third quarter, there continue to be a number of positive investment themes including: reasonable valuations; a positive secular trend in productivity; underleveraged corporate balance sheets supporting dividends, stock buybacks, leveraged buyouts, and corporate mergers and acquisition activity; a boom in money supply; and relatively low bond yields.

--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007

--------------------------------------------------------------------------------


   With respect to the Funds in particular, we are pleased to note that the names of the Funds are expected to change, effective with the annual update to the Funds' prospectus (November 1, 2007). In this regard, the Funds' Board of Trustees recently approved changing the names of the Funds to the Golden Large Cap Core Fund and the Golden Small Cap Core Fund. The new names reflect our belief that the Funds are better placed in the "core" category of Funds than in the "value" category. The change does not reflect any change in our investment process for either Fund, and the Funds will, as described in the current prospectus, still exhibit a "value-bias."

   We value and appreciate our relationship with the Funds and thank you for your support.

Sincerely,


/s/                            /s/
Greg W. Golden, CFA            Jeff C. Moser, CFA

Portfolio Managers
Golden Capital Management, LLC

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE FUND MANAGERS AS OF JUNE 30, 2007 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

INVESTING IN THE SECURITIES OF SMALL CAPITALIZATION COMPANIES INVOLVES GREATER RISK AND THE POSSIBILITY OF GREATER PRICE VOLATILITY THAN INVESTING IN LARGER CAPITALIZATION AND MORE ESTABLISHED COMPANIES.

--------------------------------------------------------------------------------

PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2007

--------------------------------------------------------------------------------

The graphs and tables reflect the change in value of a hypothetical $10,000 investment in Golden Large Core Value Fund and Golden Small Core Value Fund, including reinvestment of dividends and distributions, compared with broad-based securities market indices, since inception. The S&P 500 Index is a market value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P SmallCap 600 Index is a market capitalization-weighted index of 600 smaller capitalization domestic stocks chosen for market size, liquidity and industry group representation. The Russell 2000(R) Index is an unmanaged index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. Each Fund is professionally managed while the indices are unmanaged and are not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM EACH FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                         GOLDEN LARGE CORE VALUE FUND
                               VS. S&P 500 INDEX

                                                       SINCE
                AVERAGE ANNUAL TOTAL RETURN          INCEPTION
                ON 06/30/07                   1 YEAR (09/13/05)
                ---------------------------   ------ ----------
                Golden Large Core Value Fund: 19.20%   12.35%
                S&P 500 Index:                20.59%   13.88%

                     INVESTMENT VALUE ON 06/30/07
                     ----------------------------     -
                     Golden Large Core Value Fund: $12,324
                     S&P 500 Index:                $12,626

                                    [CHART]


                        Golden Large        S&P 500
                      Core Value Fund        Index
                      ---------------        -----
     9/13/2005           $10,000           $10,000
     9/30/2005            10,110             9,986
    10/31/2005             9,860             9,820
    11/30/2005            10,280            10,191
    12/31/2005            10,239            10,195
     1/31/2006            10,460            10,465
     2/28/2006            10,600            10,493
     3/31/2006            10,710            10,624
     4/30/2006            10,901            10,766
     5/31/2006            10,399            10,457
     6/30/2006            10,339            10,471
     7/31/2006            10,379            10,535
     8/31/2006            10,560            10,786
     9/30/2006            10,821            11,064
    10/31/2006            11,252            11,424
    11/30/2006            11,473            11,642
    12/31/2006            11,559            11,805
     1/31/2007            11,619            11,984
     2/28/2007            11,489            11,749
     3/31/2007            11,609            11,881
     4/30/2007            12,123            12,407
     5/31/2007            12,586            12,840
     6/30/2007            12,324            12,626




                         GOLDEN SMALL CORE VALUE FUND
                        VS. S&P 600 SMALLCAP INDEX AND
                              RUSSELL 2000 INDEX

                                                       SINCE
                AVERAGE ANNUAL TOTAL RETURN          INCEPTION
                ON 06/30/07                   1 YEAR (09/13/05)
                ---------------------------   ------ ----------
                Golden Small Core Value Fund: 19.30%   18.69%
                S&P SmallCap 600 Index:       16.04%   13.43%
                Russell 2000 Index:           16.43%   14.01%

                     INVESTMENT VALUE ON 06/30/07
                     ----------------------------     -
                     Golden Small Core Value Fund: $13,600
                     S&P SmallCap 600 Index:       $12,538
                     Russell 2000 Index:           $12,652

                                    [CHART]


                     Golden Small        S&P SmallCap        Russell
                   Core Value Fund        600 Index         2000 Index
                   ---------------        ---------         ----------
     9/13/2005       $10,000                $10,000          $10,000
     9/30/2005        10,360                  9,994            9,929
    10/31/2005        10,230                  9,681            9,621
    11/30/2005        10,780                 10,126           10,088
    12/31/2005        10,680                 10,033           10,041
     1/31/2006        11,280                 10,872           10,942
     2/28/2006        11,230                 10,791           10,912
     3/31/2006        11,730                 11,321           11,441
     4/30/2006        11,980                 11,320           11,439
     5/31/2006        11,230                 10,803           10,797
     6/30/2006        11,400                 10,805           10,866
     7/31/2006        10,920                 10,433           10,513
     8/31/2006        10,950                 10,613           10,824
     9/30/2006        11,020                 10,710           10,914
    10/31/2006        11,460                 11,240           11,543
    11/30/2006        11,830                 11,551           11,846
    12/31/2006        11,830                 11,549           11,886
     1/31/2007        12,220                 11,787           12,085
     2/28/2007        12,180                 11,723           11,989
     3/31/2007        12,560                 11,920           12,117
     4/30/2007        13,150                 12,185           12,335
     5/31/2007        13,840                 12,746           12,840
     6/30/2007        13,600                 12,538           12,652

--------------------------------------------------------------------------------

GOLDEN LARGE CORE VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007

--------------------------------------------------------------------------------

                                SECURITY
               SHARES          DESCRIPTION              VALUE
               ------ ------------------------------ ------------
               COMMON STOCKS -- 98.5%
               CONSUMER DISCRETIONARY -- 23.6%
               54,090 Aetna, Inc                     $  2,672,046
               48,460 Baxter International, Inc.        2,730,236
               31,255 Becton Dickinson & Co.            2,328,498
               46,850 Forest Laboratories, Inc.(a)      2,138,703
               36,190 Johnson & Johnson                 2,230,028
               53,340 McDonald's Corp.                  2,707,538
               50,700 Merck & Co., Inc.                 2,524,860
               84,640 Newell Rubbermaid, Inc.           2,490,955
               48,160 Nike, Inc., Class B               2,807,246
               51,470 Nordstrom, Inc.                   2,631,146
               39,070 Sherwin-Williams Co.              2,596,983
               44,505 Wyeth                             2,551,917
                                                     ------------
                                                       30,410,156
                                                     ------------

               CONSUMER STAPLES -- 5.5%
               36,890 Clorox Co.                        2,290,869
               47,050 Kellogg Co.                       2,436,720
               37,755 Procter & Gamble Co.              2,310,228
                                                     ------------
                                                        7,037,817
                                                     ------------

               ENERGY -- 4.2%
               34,715 ConocoPhillips                    2,725,128
               32,340 Exxon Mobil Corp.                 2,712,679
                                                     ------------
                                                        5,437,807
                                                     ------------

               FINANCIALS -- 22.9%
               40,800 ACE Ltd.                          2,550,816
               39,605 Allstate Corp.                    2,436,103
               63,860 AON Corp.                         2,721,075
               47,625 Bank of America Corp.             2,328,386
               50,300 Cigna Corp.                       2,626,666
               12,880 Goldman Sachs Group, Inc.         2,791,740
               46,135 JPMorgan Chase & Co.              2,235,241
               31,155 Lehman Brothers Holdings, Inc.    2,321,671
               34,415 Lincoln National Corp.            2,441,744
               56,275 Mellon Financial Corp.            2,476,100

                                SECURITY
             SHARES            DESCRIPTION               VALUE
             ------- -------------------------------- ------------
             FINANCIALS, CONTINUED
              27,145 Merrill Lynch & Co., Inc.        $  2,268,779
              37,715 MetLife, Inc.                       2,431,863
                                                      ------------
                                                        29,630,184
                                                      ------------

             INDUSTRIALS -- 16.7%
              31,090 3M Co.                              2,698,301
              70,190 Agilent Technologies, Inc.(a)       2,698,104
              48,390 Cooper Industries, Ltd., Class A    2,762,585
              30,390 Eaton Corp.                         2,826,270
              21,960 FedEx Corp.                         2,436,901
              78,055 Pactiv Corp.(a)                     2,489,174
              45,700 Tidewater, Inc.                     3,239,216
              33,670 United Technologies Corp.           2,388,213
                                                      ------------
                                                        21,538,764
                                                      ------------

             MATERIALS -- 3.9%
              40,500 Nucor Corp.                         2,375,325
              37,240 Praxair, Inc.                       2,680,908
                                                      ------------
                                                         5,056,233
                                                      ------------

             TECHNOLOGY -- 13.9%
              66,565 Amdocs, Ltd.(a)                     2,650,618
             122,560 Applied Materials, Inc.             2,435,267
              60,415 Hewlett-Packard Co.                 2,695,718
              25,540 IBM Corp.                           2,688,085
              80,745 Microsoft Corp.                     2,379,555
             132,150 Oracle Corp.(a)                     2,604,677
             135,490 Xerox Corp.(a)                      2,503,855
                                                      ------------
                                                        17,957,775
                                                      ------------

             TELECOMMUNICATIONS -- 4.0%
              64,080 AT&T, Inc.                          2,659,320
             121,705 Sprint Nextel Corp.                 2,520,510
                                                      ------------
                                                         5,179,830
                                                      ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

GOLDEN LARGE CORE VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007

--------------------------------------------------------------------------------

                                  SECURITY
             SHARES              DESCRIPTION               VALUE
            --------- --------------------------------- ------------
            UTILITIES -- 3.8%
              108,575 AES Corp.(a)                      $  2,375,621
               28,800 Constellation Energy Group, Inc.     2,510,496
                                                        ------------
                                                           4,886,117
                                                        ------------
            Total Common Stocks
             (Cost $112,650,212)                         127,134,683
                                                        ------------

            SHORT TERM INVESTMENT -- 1.2%
            MONEY MARKET FUNDS -- 1.2%
            1,503,468 Fidelity Institutional Cash Money
                       Market Fund, 5.27%                  1,503,468
                                                        ------------
            Total Investments -- 99.7%
             (Cost $114,153,680)*                        128,638,151
            Other Assets & Liabilities, Net -- 0.3%          486,126
                                                        ------------
            NET ASSETS -- 100.0%                        $129,124,277
                                                        ============

-----------------
(a)Non-income producing security.

* Cost for Federal income tax purposes is $114,249,911 and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $15,403,137
                   Gross Unrealized Depreciation  (1,014,897)
                                                 -----------
                   Net Unrealized Appreciation
                    (Depreciation)               $14,388,240
                                                 ===========

            PORTFOLIO HOLDINGS
            % OF NET ASSETS

            Consumer Discretionary                            23.6%
            Consumer Staples                                   5.5%
            Energy                                             4.2%
            Financials                                        22.9%
            Industrials                                       16.7%
            Materials                                          3.9%
            Technology                                        13.9%
            Telecommunications                                 4.0%
            Utilities                                          3.8%
            Short-Term Investments and Net Other Liabilities   1.5%
                                                             ------
                                                             100.0%
                                                             ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------

GOLDEN SMALL CORE VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007

--------------------------------------------------------------------------------

                                 SECURITY
             SHARES             DESCRIPTION               VALUE
             ------- --------------------------------- ------------
             COMMON STOCKS -- 98.4%
             CONSUMER DISCRETIONARY -- 17.0%
              75,880 Aeropostale, Inc.(a)              $  3,162,678
              99,790 Charlotte Russe Holding, Inc.(a)     2,681,357
             133,542 Knoll, Inc.                          2,991,341
              69,545 Men's Wearhouse, Inc.                3,551,663
              96,455 Payless Shoesource, Inc.(a)          3,043,155
             106,515 Shoe Carnival, Inc.(a)               2,928,097
              98,790 Skechers U.S.A., Inc.(a)             2,884,668
              73,811 Suburban Propane Partners LP         3,533,333
              58,355 Toro Co.                             3,436,526
              43,160 WESCO International, Inc.(a)         2,609,022
              97,615 Wolverine World Wide, Inc.           2,704,912
                                                       ------------
                                                         33,526,752
                                                       ------------

             CONSUMER STAPLES -- 15.0%
              48,910 Chemed Corp.                         3,242,244
             105,775 Immucor, Inc.(a)                     2,958,527
              61,705 Magellan Health Services, Inc.(a)    2,867,431
             189,165 MPS Group, Inc.(a)                   2,529,136
              69,855 NBTY, Inc.(a)                        3,017,736
              95,375 Omrix Biopharmaceuticals, Inc.(a)    3,000,497
              55,115 Pediatrix Medical Group, Inc.(a)     3,039,592
             122,805 Sciele Pharma, Inc.(a)               2,893,286
              62,665 Steiner Leisure, Ltd.(a)             3,078,105
              51,495 Techne Corp.(a)                      2,946,029
                                                       ------------
                                                         29,572,583
                                                       ------------

             ENERGY -- 9.8%
              91,825 Frontier Oil Corp.                   4,019,180
             175,155 Global Industries, Ltd.(a)           4,697,657
             280,450 Parker Drilling Co.(a)               2,955,943
             208,240 Pioneer Drilling Co.(a)              3,104,859
             209,440 USEC, Inc.(a)                        4,603,491
                                                       ------------
                                                         19,381,130
                                                       ------------

             FINANCIALS -- 11.8%
              97,225 Advanta Corp.                        3,027,587
             170,371 Amerisafe, Inc.(a)                   3,344,383

                                 SECURITY
            SHARES              DESCRIPTION                VALUE
            ------- ----------------------------------- ------------
            FINANCIALS, CONTINUED
            134,070 CNA Surety Corp.(a)                 $  2,535,264
             80,465 Harleysville Group, Inc.               2,684,312
            168,720 Knight Capital Group, Inc.(a)          2,800,752
             68,670 Philadelphia Consolidated Holding
                     Corp.(a)                              2,870,406
             52,600 ProAssurance Corp.(a)                  2,928,242
             64,526 Zenith National Insurance Corp.        3,038,529
                                                        ------------
                                                          23,229,475
                                                        ------------

            INDUSTRIALS -- 23.3%
             53,407 Acuity Brands, Inc.                    3,219,374
            145,230 Advanced Energy Industries, Inc.(a)    3,290,912
             86,192 Ametek, Inc.                           3,420,099
             63,185 Belden CDT, Inc.                       3,497,290
            139,955 Benchmark Electronics, Inc.(a)         3,165,782
             70,835 Crane Co.                              3,219,451
             71,850 Eagle Materials, Inc.                  3,524,242
            101,175 Horizon Lines, Inc.                    3,314,493
             59,800 Landstar System, Inc.                  2,885,350
             45,970 Lincoln Electric Holdings, Inc.        3,412,813
             52,040 Ryder System, Inc.                     2,799,752
             92,925 Tektronix, Inc.                        3,135,289
             88,085 Wabtec Corp.                           3,217,745
             72,715 Woodward Governor Co.                  3,902,614
                                                        ------------
                                                          46,005,206
                                                        ------------

            MATERIALS -- 2.2%
             59,635 Chaparral Steel Co.                    4,285,967
                                                        ------------

            TECHNOLOGY -- 12.8%
            238,550 Amkor Technology, Inc.(a)              3,757,162
            184,840 Brooks Automation, Inc.(a)             3,354,846
             77,465 CommScope, Inc.(a)                     4,520,083
            121,575 MKS Instruments, Inc.(a)               3,367,628
            365,490 ON Semiconductor Corp.(a)              3,918,053
            240,136 Smart Modular Technologies WWH,
                     Inc.(a)                               3,304,271
            156,040 SYKES Enterprises, Inc.(a)             2,963,200
                                                        ------------
                                                          25,185,243
                                                        ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

GOLDEN SMALL CORE VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007

--------------------------------------------------------------------------------

                                 SECURITY
            SHARES              DESCRIPTION                VALUE
           --------- --------------------------------- ------------
           TELECOMMUNICATIONS -- 5.1%
             222,525 Arris Group, Inc.(a)              $  3,914,215
             255,863 Premiere Global Services, Inc.(a)    3,331,336
             318,100 TIBCO Software, Inc.(a)              2,878,805
                                                       ------------
                                                         10,124,356
                                                       ------------

           UTILITIES -- 1.4%
              59,635 Allete, Inc.                         2,805,827
                                                       ------------
           Total Common Stocks
            (Cost $170,973,145)                         194,116,539
                                                       ------------

           SHORT TERM INVESTMENT -- 1.8%
           MONEY MARKET FUNDS -- 1.8%
           3,602,189 Fidelity Institutional Cash Money
                      Market Fund, 5.27%                  3,602,189
                                                       ------------
           Total Investments -- 100.2%
            (Cost $174,575,334)*                        197,718,728
           Other Assets & Liabilities, Net -- (0.2)%       (587,625)
                                                       ------------
           NET ASSETS -- 100.0%                        $197,131,103
                                                       ============

-----------------
(a)Non-income producing security.

* Cost for Federal income tax purposes is $174,585,689 and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $26,517,552
                   Gross Unrealized Depreciation  (3,384,513)
                                                 -----------
                   Net Unrealized Appreciation
                    (Depreciation)               $23,133,039
                                                 ===========

            PORTFOLIO HOLDINGS
            % OF NET ASSETS

            Consumer Discretionary                            17.0%
            Consumer Staples                                  15.0%
            Energy                                             9.8%
            Financials                                        11.8%
            Industrials                                       23.3%
            Materials                                          2.2%
            Technology                                        12.8%
            Telecommunications                                 5.1%
            Utilities                                          1.4%
            Short-Term Investments and Net Other Liabilities   1.6%
                                                             ------
                                                             100.0%



See Notes to Financial Statements.

--------------------------------------------------------------------------------


STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2007

--------------------------------------------------------------------------------

                                                                         GOLDEN        GOLDEN
                                                                       LARGE CORE    SMALL CORE
                                                                       VALUE FUND    VALUE FUND
                                                                      ------------  ------------
ASSETS
   Investments:
    Investments, at cost                                              $114,153,680  $174,575,334
    Net unrealized appreciation (depreciation)                          14,484,471    23,143,394
                                                                      ------------  ------------
   Total investments, at value                                         128,638,151   197,718,728
   Receivables:
    Fund shares sold                                                       455,073     1,416,553
    Dividends and interest                                                 123,003        67,499
                                                                      ------------  ------------
Total Assets                                                           129,216,227   199,202,780
                                                                      ------------  ------------
LIABILITIES
   Payables:
    Fund shares redeemed                                                    22,479       132,241
    Investment securities purchased                                             --     1,771,311
   Accrued Liabilities:
    Investment adviser fees                                                 69,144       167,643
    Trustees' fees and expenses                                                327           482
                                                                      ------------  ------------
Total Liabilities                                                           91,950     2,071,677
                                                                      ------------  ------------
NET ASSETS                                                            $129,124,277  $197,131,103
                                                                      ============  ============
COMPONENTS OF NET ASSETS
   Paid-in capital                                                    $114,233,324  $171,917,906
   Undistributed (distributions in excess of) net investment income        451,904            --
   Accumulated net realized gain (loss) on investments                     (45,422)    2,069,803
   Unrealized appreciation (depreciation) on investments                14,484,471    23,143,394
                                                                      ------------  ------------
NET ASSETS                                                            $129,124,277  $197,131,103
                                                                      ============  ============
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)             10,551,041    14,494,649
                                                                      ------------  ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE        $      12.24  $      13.60
                                                                      ------------  ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS
YEAR ENDED JUNE 30, 2007

--------------------------------------------------------------------------------

                                                                            GOLDEN       GOLDEN
                                                                          LARGE CORE   SMALL CORE
                                                                          VALUE FUND   VALUE FUND
                                                                         -----------  -----------
INVESTMENT INCOME
   Dividend income                                                       $ 1,419,759  $   819,709
   Interest income                                                             1,746        6,872
                                                                         -----------  -----------
Total Investment Income                                                    1,421,505      826,581
                                                                         -----------  -----------
EXPENSES
   Investment adviser fees                                                   624,829    1,132,530
   Trustees' fees and expenses                                                 4,559        5,165
                                                                         -----------  -----------
Total Expenses                                                               629,388    1,137,695
   Expenses reimbursed                                                        (4,559)      (5,166)
                                                                         -----------  -----------
Net Expenses                                                                 624,829    1,132,529
                                                                         -----------  -----------
NET INVESTMENT INCOME (LOSS)                                                 796,676     (305,948)
                                                                         -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                   129,292    2,447,046
   Net change in unrealized appreciation (depreciation) on investments    14,447,937   22,336,172
                                                                         -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                    14,577,229   24,783,218
                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $15,373,905  $24,477,270
                                                                         ===========  ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD SEPTEMBER 13, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2006 AND YEAR ENDED JUNE 30, 2007

--------------------------------------------------------------------------------

                                                                      GOLDEN                    GOLDEN
                                                                    LARGE CORE                SMALL CORE
                                                                    VALUE FUND                VALUE FUND
                                                             ------------------------  ------------------------
                                                                             SHARES                    SHARES
                                                                           ----------                ----------
NET ASSETS--SEPTEMBER 13, 2005 (COMMENCEMENT OF OPERATIONS)  $         --              $         --
-----------------------------------------------------------  ------------              ------------
OPERATIONS
 Net investment income (loss)                                      52,439                    (6,843)
 Net realized gain (loss) on investments                         (174,714)                  (71,295)
 Net change in unrealized appreciation (depreciation) on
   investments                                                     36,534                   807,222
                                                             ------------              ------------
Increase (Decrease) in Net Assets Resulting from Operations       (85,741)                  729,084
                                                             ------------              ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                             (6,449)                       --
                                                             ------------              ------------
CAPITAL SHARE TRANSACTIONS
 Sale of shares                                                24,826,333   2,394,923    26,498,600   2,387,698
 Reinvestment of distributions                                      6,449         632            --          --
 Redemption of shares                                          (3,177,969)   (304,782)   (2,390,515)   (209,317)
                                                             ------------  ----------  ------------  ----------
Increase (Decrease) from Capital Share Transactions            21,654,813   2,090,773    24,108,085   2,178,381
                                                             ------------  ==========  ------------  ==========
Increase (Decrease) in Net Assets                              21,562,623                24,837,169

NET ASSETS JUNE 30, 2006 (INCLUDING LINE (A))                $ 21,562,623              $ 24,837,169
---------------------------------------------                ------------              ------------
OPERATIONS
 Net investment income (loss)                                     796,676                  (305,948)
 Net realized gain (loss) on investments                          129,292                 2,447,046
 Net change in unrealized appreciation (depreciation) on
   investments                                                 14,447,937                22,336,172
                                                             ------------              ------------
Increase (Decrease) in Net Assets Resulting from Operations    15,373,905                24,477,270
                                                             ------------              ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                           (390,762)                       --
                                                             ------------              ------------
CAPITAL SHARE TRANSACTIONS
 Sale of shares                                               111,663,168  10,098,706   174,199,260  14,469,000
 Reinvestment of distributions                                     42,384       3,691            --          --
 Redemption of shares                                         (19,127,041) (1,642,129)  (26,382,596) (2,152,732)
                                                             ------------  ----------  ------------  ----------
Increase (Decrease) from Capital Share Transactions            92,578,511   8,460,268   147,816,664  12,316,268
                                                             ------------  ==========  ------------  ==========
Increase (Decrease) in Net Assets                             107,561,654               172,293,934

NET ASSETS JUNE 30, 2007 (INCLUDING LINE (B))                $129,124,277              $197,131,103
---------------------------------------------                ------------              ------------
(a) Accumulated undistributed (distributions in excess of)
    net investment income, June 30, 2006                     $     45,990              $         --
                                                             ============              ============
(b) Accumulated undistributed (distributions in excess of)
    net investment income, June 30, 2007                     $    451,904              $         --
                                                             ============              ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                          YEAR ENDED  SEPTEMBER 13, 2005 (A)
                                                           JUNE 30,          THROUGH
                                                             2007         JUNE 30, 2006
                                                          ----------  ----------------------
--------------------------------------------------------------------------------------------
GOLDEN LARGE CORE VALUE FUND
NET ASSET VALUE, BEGINNING OF PERIOD                       $  10.31          $ 10.00
                                                           --------          -------
INVESTMENT OPERATIONS
  Net investment income (loss) (b)                             0.10             0.11
  Net realized and unrealized gain (loss) on investments       1.88             0.23(c)
                                                           --------          -------
Total from Investment Operations                               1.98             0.34
                                                           --------          -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gains                                          (0.05)           (0.03)
                                                           --------          -------
NET ASSET VALUE, END OF PERIOD                             $  12.24          $ 10.31
                                                           ========          =======
TOTAL RETURN (D)                                              19.20%            3.39%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                $129,124          $21,563
Ratios to Average Net Assets (e):
  Net expenses                                                 0.70%            0.70%
  Gross expenses (f)                                           0.71%            0.72%
  Net investment income (loss)                                 0.89%            1.36%
PORTFOLIO TURNOVER RATE (D)                                      56%             120%
--------------------------------------------------------------------------------------------
GOLDEN SMALL CORE VALUE FUND
NET ASSET VALUE, BEGINNING OF PERIOD                       $  11.40          $ 10.00
                                                           --------          -------
INVESTMENT OPERATIONS
  Net investment income (loss) (b)                            (0.04)           (0.01)
  Net realized and unrealized gain (loss) on investments       2.24             1.41(c)
                                                           --------          -------
Total from Investment Operations                               2.20             1.40
                                                           --------          -------
NET ASSET VALUE, END OF PERIOD                             $  13.60          $ 11.40
                                                           ========          =======
TOTAL RETURN (D)                                              19.30%           14.00%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                $197,131          $24,837
Ratios to Average Net Assets (e):
  Net expenses                                                 1.10%            1.10%
  Gross expenses (f)                                           1.11%            1.11%
  Net investment income (loss)                                (0.30)%          (0.11)%
PORTFOLIO TURNOVER RATE (D)                                      55%              41%

(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at that time.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Each of the Golden Large Core Value Fund and Golden Small Core Value Fund (individually, a "Fund" and, collectively, the "Funds"), is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two classes of shares:
Institutional Shares and Investor Shares. As of June 30, 2007, Investor Shares had not commenced operations. Golden Large Core Value Fund seeks to achieve long-term capital appreciation. Golden Small Core Value Fund seeks to achieve maximum long-term total return. Each Fund commenced operations on September 13, 2005.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION-Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices as provided by independent pricing services. Any short-term investments that mature in sixty days or less may be valued at amortized cost.

The Funds value their investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the securities market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007

--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by the Funds.

FEDERAL TAXES-Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, each Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION-The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

The Funds' class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Funds.

NEW ACCOUNTING PRONOUNCEMENTS-In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES-AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006. FIN 48 prescribes a minimum threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Fund management has determined that the Fund has not taken any tax positions in the current or prior reporting periods that would require reporting under FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "FAIR VALUE MEASUREMENTS" ("SFAS 157") which is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting for its adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER-Golden Capital Management, LLC is the investment adviser (the "Adviser" or "Golden") to the Funds. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee at an annual rate of 0.70% and 1.10% of the average daily net assets of Golden Large Core Value Fund and Golden Small Core Value Fund, respectively. Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except any expenses the Funds are authorized to pay under Rule 12b-1, brokerage costs,

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007

--------------------------------------------------------------------------------

commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, and extraordinary and non-recurring expenses.

DISTRIBUTION-Foreside Fund Services, LLC serves as the Trust's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC ("Citigroup") or its affiliated companies. The Funds have adopted a distribution plan for Investor shares of the Fund in accordance with Rule 12b-1 of the 1940 Act. Each Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of Investor Shares, which have not yet commenced operations.

OTHER SERVICES-Citigroup provides administration, custody services, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership in the Distributor. For the year ended June 30, 2007 the Adviser paid compliance service fees for the Large Core Value Fund and the Small Core Value Fund in the amount of $24,698 and $27,024 respectively, from the fees collected under the advisory agreement.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

During the year the Adviser has voluntarily agreed to waive and reimburse a portion of its fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended June 30, 2007, fees waived and reimbursed were as follows:

                                             INVESTMENT ADVISER
                                               REIMBURSEMENT
                                             ------------------
                Golden Large Core Value Fund       $4,559
                Golden Small Core Value Fund        5,166

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the year ended June 30, 2007, were as follows:

                                           PURCHASES      SALES
                                          ------------ -----------
             Golden Large Core Value Fund $140,172,468 $48,474,489
             Golden Small Core Value Fund  201,017,622  56,133,406

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007

--------------------------------------------------------------------------------

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of June 30, 2007, distributable earnings (accumulated losses) on a tax basis were as follows:

                             UNDISTRIBUTED UNDISTRIBUTED   UNREALIZED
                               ORDINARY      LONG-TERM    APPRECIATION
                             INCOME (LOSS)     GAIN      (DEPRECIATION)    TOTAL
                             ------------- ------------- -------------- -----------
Golden Large Core Value Fund  $  455,906     $ 46,807     $14,388,240   $14,890,953
Golden Small Core Value Fund   1,831,044      249,113      23,133,039    25,213,196

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid during 2007 and 2006 were as follows for the Golden Large Core Value Fund:

                                          2007    2006
                               -          ----   ------
                        Ordinary Income $390,762 $6,449

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2007. The following reclassification was primarily due to the Funds having a net operating loss, and has no impact on the net assets of the Funds.

             GOLDEN SMALL CORE VALUE FUND:
                Accumulated Net Investment Income       $ 305,948
                Undistributed Net Realized Gain (Loss)   (305,948)

NOTE 7. OTHER INFORMATION

On June 30, 2007, 3 shareholders held approximately 79% of the outstanding shares of the Golden Small Core Value Fund and 3 shareholders held approximately 92% of the Golden Large Core Value Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
JUNE 30, 2007

--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of
Golden Large Core Value Fund and Golden Small Core Value Fund:

   We have audited the accompanying statements of assets and liabilities of Golden Large Core Value Fund and Golden Small Core Value Fund (the "Funds"), each a series of Forum Funds, including the schedules of investments as of June 30, 2007, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Golden Large Core Value Fund and Golden Small Core Value Fund as of June 30, 2007, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 24, 2007

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2007

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the February 16, 2007 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Funds (the "Advisory Agreement). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and the Administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable the Funds' investors to share in the benefits of economies of scale; and
(5) other benefits received by the Adviser from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF THE SERVICES

The Board met with representatives of the Adviser and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources. The Board relied on the Adviser's representation that it was adequately staffed to service the Funds. The Board also considered that the senior portfolio management team has worked together since 1992. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Adviser.

The Board then reviewed the Adviser's financial stability. The Adviser reviewed its most recent audited financial statements, noting that it was financially viable. Based on the foregoing, the Board concluded that the Adviser was financially able to provide investment advisory services to the Funds.

COSTS OF SERVICES AND PROFITABILITY

The Board then considered information provided by the Adviser regarding its profitability with respect to the Funds, observing that the Adviser is obligated to pay the ordinary operating expenses of the Funds. The Adviser noted that, since the Funds' inception, it has not realized a net profit with respect to managing the Funds. The Board also concluded that the level of the Adviser's profits attributable to management of the Funds was not excessive in light of the services provided by the Adviser on behalf of the Funds.

COMPENSATION

The Board also considered the Adviser's compensation for providing advisory services to the Funds and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that the Adviser's advisory fees were higher than the mean and median advisory fees for its Lipper Inc. peer groups. The Board also considered, however, that the Adviser is obligated to pay the ordinary operating expenses of the Funds out of its advisory fees. The Board also considered that total expenses with respect to the Funds were lower than the mean and median for its Lipper Inc. peer groups. The Board also

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2007

--------------------------------------------------------------------------------

recognized that it was difficult to compare expense ratios because of variations in the services provided by the Adviser that are included in the fees paid by other funds. The Board concluded that the Adviser's advisory fee charged to the Funds was reasonable.

PERFORMANCE

The Board considered the Adviser's discussion of its approach to managing the Funds as well as the Funds' performance. The Board considered that the Funds underperformed its benchmark for the three- and six-month periods and one-year periods ended December 31, 2006. The Board considered the Adviser's rationale for its recent performance. Specifically, the Adviser discussed the increased subscriptions for each Fund contributing to cash flows impacting the Fund's performance. The Board noted that the Funds' performance would be taken into consideration in its evaluation of the overall arrangements between the Funds and the Adviser.

ECONOMIES OF SCALE

The Board then considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Adviser noted that economies of scale could be experienced only upon a significant increase in assets under management. The Board considered the size of the Funds and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

OTHER BENEFITS

The Board considered the Adviser's representation that it receives soft dollar benefits from the Funds' trading and noted that it regularly reports to the Board on its brokerage practices with respect to the trading on behalf of the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not significant enough to be taken into consideration in the Board's evaluation of the overall arrangements between the Funds and the Adviser.

CONCLUSION

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Funds and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (800) 206-8610 and on the SEC's website at www.sec.gov. The Funds' proxy voting records for the period of

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2007

--------------------------------------------------------------------------------

July 1, 2006 through June 30, 2007 are available, without charge and upon request, by calling (800) 206-8610 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and certain other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

ACTUAL EXPENSES-The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES-The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2007

--------------------------------------------------------------------------------


Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs had been included, your costs still would not have been higher because you do not incur any transactional costs as a shareholder of the Fund.

                                BEGINNING       ENDING      EXPENSES   ANNUALIZED
                              ACCOUNT VALUE  ACCOUNT VALUE PAID DURING  EXPENSE
                             JANUARY 1, 2007 JUNE 30, 2007    YEAR*      RATIO*
                             --------------- ------------- ----------- ----------
GOLDEN LARGE CORE VALUE FUND
   Actual Return                $1,000.00      $1,066.20      $3.59       0.70%
   Hypothetical Return          $1,000.00      $1,021.32      $3.51       0.70%
GOLDEN SMALL CORE VALUE FUND
   Actual Return                $1,000.00      $1,149.62      $5.86       1.10%
   Hypothetical Return          $1,000.00      $1,019.34      $5.51       1.10%

-----------------
* Expenses are equal to the Funds' annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. Golden Large Core Value Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate
(QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. Golden Large Core Value Fund also designates 0.96% as qualified Interest Income exempt from U.S. tax for foreign shareholders (QII).

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another investment company (collectively, the "Fund Complex"), as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex.
Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 206-8610.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2007

--------------------------------------------------------------------------------

                         POSITION WITH       LENGTH OF                   PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH     THE TRUST        TIME SERVED                    DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
 J. Michael Parish     Chairman of the   Trustee since     Retired; Partner, Wolf, Block, Schorr and Solis-
 Born: 1943            Board;            1989 (Chairman    Cohen, LLP (law firm) 2002-2003; Partner, Thelen
                       Trustee;          since 2004)       Reid & Priest LLP (law firm) 1995-2002.
                       Chairman,
                       Compliance
                       Committee,
                       Nominating
                       Committee and
                       Qualified Legal
                       Compliance
                       Committee
---------------------------------------------------------------------------------------------------------------
 Costas Azariadis      Trustee;          Since 1989        Professor of Economics, Washington University
 Born: 1943            Chairman,                           (effective 2006); Professor of Economics,
                       Valuation                           University of California-Los Angeles 1992-2006.
                       Committee
---------------------------------------------------------------------------------------------------------------
 James C. Cheng        Trustee;          Since 1989        President, Technology Marketing Associates
 Born: 1942            Chairman, Audit                     (marketing company for small- and medium-sized
                       Committee                           businesses in New England).
---------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
 John Y. Keffer        Trustee;          Since 1989        President, Forum Foundation (a charitable
 Born: 1942            Chairman,                           organization) since 2005; President, Forum Trust,
                       Contracts                           LLC (a non-depository trust company) since 1997;
                       Committee                           President, Citigroup Fund Services, LLC
                                                           (Citigroup) 2003-2005; President, Forum Financial
                                                           Group, LLC ("Forum") (a fund services company
                                                           acquired by Citibank, N.A. 1999-2003).
---------------------------------------------------------------------------------------------------------------
 OFFICERS
 Simon D. Collier      President;        Since 2005        President, Foreside Financial Group, since April
 Born: 1961            Principal                           2005; President, Foreside Services, Inc. (a staffing
                       Executive Officer                   services firm) since December 2006; President,
                                                           Foreside Compliance Services, LLC, since
                                                           October 2005; President, Foreside Management
                                                           Services, LLC, since December 2006; Chief
                                                           Operating Officer and Managing Director, Global
                                                           Fund Services, Citigroup 2003-2005; Managing
                                                           Director, Global Securities Services for Investors,
                                                           Citibank, N.A. 1999-2003.
---------------------------------------------------------------------------------------------------------------
 Trudance L.C. Bakke   Treasurer;        Since 2005        Director, Foreside Compliance Service, LLC since
 Born: 1971            Principal         (Principal        2006; Product Manager, Citigroup 2003-2006;
                       Financial Officer Financial Officer Senior Manager of Corporate Finance, Forum
                                         since August      1999-2003.
                                         2006)
---------------------------------------------------------------------------------------------------------------
 Beth P. Hanson        Vice President;   Since 2003        Relationship Manager, Citigroup since 2003;
 Born: 1966            Assistant                           Relationship Manager, Forum 1999-2003.
                       Secretary
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2007

--------------------------------------------------------------------------------

                       POSITION WITH   LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH   THE TRUST    TIME SERVED                DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
   Scott M. Hagwood    Vice President Since 2007  Director and Relationship Manager, Citigroup
   Born: 1968                                     since 2007; Relationship Manager, SEI Investment
                                                  1999-2006.
---------------------------------------------------------------------------------------------------
   Brian Eng           Secretary      Since 2007  Vice President and Counsel, Citigroup since 2007;
   Born: 1972                                     Associate, Goodwin Procter LLP 2005-2007; Law
                                                  Clerk, Goodwin Procter LLP 2003-2005; Vice
                                                  President and Portfolio Strategist, Dion Money
                                                  Management 2001-2002.
---------------------------------------------------------------------------------------------------

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                               www.foresides.com

   This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

FOR MORE INFORMATION

                         GOLDEN LARGE CORE VALUE FUND

                         GOLDEN SMALL CORE VALUE FUND

                                 GOLDEN FUNDS
                                 P.O. BOX 446
                             PORTLAND, MAINE 04112
                                (800) 206-8610
[LOGO]

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its Principal Executive Officer and Principal Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Audit Committee does not have an audit committee financial expert. The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $83,000 in 2007 and $76,000 in 2006.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $0 in 2006.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $15,400 in 2007 and $9,950 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $0 in 2006.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser or any entity controlling, controlled by or under common control with the Series' investment adviser that provides ongoing services to the Registrant, by the principal accountant, if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser, or any entity controlling, controlled by or under common control with the Series' investment adviser that provides ongoing services to the Registrant, to the principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $15,400 in 2007 and $9,950 in 2006. There were no fees billed in the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the Series' investment adviser that provides ongoing services to the Registrant.

(h) If the Series' investment adviser, or any entity controlling, controlled by or under common control with the Series' investment adviser that provides ongoing services to the Registrant, engages the Registrant's principal accountant for non-audit services and the engagement relates directly to the operations and financial reporting of the Registrant, the Audit Committee considers such engagement in evaluating the independence of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant       FORUM FUNDS

By   /s/ Simon D. Collier
     --------------------------------
     Simon D. Collier,
     President & Principal Executive Officer

Date 08/28/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ Simon D. Collier
     --------------------------------
     Simon D. Collier,
     President & Principal Executive Officer

Date 08/28/2007

By   /s/ Trudance L.C. Bakke
     --------------------------------
     Trudance L.C. Bakke,
     Treasurer & Principal Financial Officer

Date 08/28/2007